UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Stock Fund

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2019

Eaton Vance

Stock Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 28

Federal Tax Information	17

Management and Organization	29

Important Notices	32

Eaton Vance

Stock Fund

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double- digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on- again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2019, Eaton Vance Stock Fund (the Fund) returned 35.01% for Class A shares at net asset value (NAV), outperforming its benchmark, the S&P 500® Index (the Index), which returned 31.49%.

Stock selections in the health care, financials, and industrials sectors contributed to Fund performance versus the Index. In health care, not owning global pharmaceutical firm Pfizer, Inc. (Pfizer), an Index component, helped performance versus the Index. Underperformance of Upjohn Co., Pfizer’s generic drug division, along with difficulties surrounding the merger of Upjohn and generics firm Mylan NV, caused Pfizer’s stock to decline during the period.

The Fund initiated a position in Bristol-Myers Squibb Co. (Bristol-Myers), another global pharmaceutical firm, in May 2019 after its stock price declined on the announcement of Bristol-Myers’ intent to acquire rival Celgene Corp. (Celgene). Bristol-Myers’ stock subsequently rose — and contributed to relative performance versus the Index — due to positive data from a Celgene cancer drug trial, as well as the market’s recognition that Celgene’s new products were more effective than initially perceived.

Not owning Warren Buffet’s multinational holding company Berkshire Hathaway, Inc. (Berkshire Hathaway), an Index component in the financials sector, aided performance relative to the Index as well. The stock underperformed the market as investors reacted negatively to Berkshire Hathaway’s inability to find a large acquisition during the period to put its growing cash reserves to work. In the industrials sector, performance versus the Index benefited from the Fund’s out-of-Index position in Gardner Denver Holdings, Inc. (Gardner Denver), a conglomerate that manufactures compressors, pumps, and blowers. The stock outperformed the Index after Gardner Denver announced a pending merger with Ingersoll Rand PLC’s pumps business, making Gardner Denver the second-largest player in its industry.

In contrast, stock selections in the information technology (IT), communication services, and consumer discretionary sectors detracted from Fund performance versus the Index. In IT, underweighting semiconductor and telecommunications equipment firm QUALCOMM, Inc. (QUALCOMM), and then selling the stock during the period, detracted from relative performance versus the Index. After the Fund sold QUALCOMM, the company’s stock price rose sharply following the firm’s settlement with Apple, Inc. over a long-running dispute over licensing fees for QUALCOMM technology.

In communication services, the Fund’s overweight position in broadband and cellular service provider Verizon Communications, Inc. hurt relative results versus the Index. While the stock delivered double-digit gains, it underperformed the market during a period when investors favored companies viewed as having higher growth potential than cell-service providers. Canadian apparel maker Gildan Activewear, Inc. (Gildan), an out-of-Index holding in the consumer discretionary sector, also detracted from Fund performance versus the Index. Gildan’s stock price declined after it surprised the market in October 2019 with an announcement that annual sales and earnings would be lower than projected. By period-end, Gildan was sold from the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Stock Fund

December 31, 2019

Performance2,3

Portfolio Manager Charles B. Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/01/2001	11/01/2001	35.01%	11.19%	12.16%
Class A with 5.75% Maximum Sales Charge	—	—	27.23	9.88	11.50
Class C at NAV	10/01/2009	11/01/2001	34.04	10.37	11.34
Class C with 1% Maximum Sales Charge	—	—	33.04	10.37	11.34
Class I at NAV	09/03/2008	11/01/2001	35.32	11.47	12.44
S&P 500® Index	—	—	31.49%	11.69%	13.55%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.10%	1.85%	0.85%
Net			0.98	1.73	0.73

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2009	$29,287	N.A.
Class I	$250,000	12/31/2009	$807,675	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Stock Fund

December 31, 2019

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Microsoft Corp.	5.0%

Alphabet, Inc., Class C	4.6

Apple, Inc.	3.9

Amazon.com, Inc.	3.5

Visa, Inc., Class A	2.7

PepsiCo, Inc.	2.6

Anthem, Inc.	2.5

Lowe’s Cos., Inc.	2.4

Facebook, Inc., Class A	2.3

Bank of America Corp.	2.3

Total	31.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Stock Fund

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large- cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization- weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Stock Fund

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,103.40	$5.20	**	0.98%
Class C	$1,000.00	$1,099.60	$9.16	**	1.73%
Class I	$1,000.00	$1,104.70	$3.87	**	0.73%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.99	**	0.98%
Class C	$1,000.00	$1,016.50	$8.79	**	1.73%
Class I	$1,000.00	$1,021.50	$3.72	**	0.73%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Stock Fund

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investment in Stock Portfolio, at value (identified cost, $70,559,807)	$101,960,261

Receivable for Fund shares sold	118,426

Total assets	$102,078,687

Liabilities

Payable for Fund shares redeemed	$45,868

Payable to affiliates:

Distribution and service fees	20,674

Trustees’ fees	125

Other	11,740

Accrued expenses	54,555

Total liabilities	$132,962

Net Assets	$101,945,725

Sources of Net Assets

Paid-in capital	$73,125,823

Distributable earnings	28,819,902

Total	$101,945,725

Class A Shares

Net Assets	$53,152,727

Shares Outstanding	2,781,522

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$19.11

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$20.28

Class C Shares

Net Assets	$11,417,783

Shares Outstanding	613,478

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$18.61

Class I Shares

Net Assets	$37,375,215

Shares Outstanding	1,955,300

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$19.11

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends allocated from Portfolio (net of foreign taxes, $14,874)	$1,520,162

Expenses allocated from Portfolio	(593,107)

Total investment income from Portfolio	$927,055

Expenses

Distribution and service fees

Class A	$121,941

Class C	109,152

Trustees’ fees and expenses	500

Custodian fee	19,528

Transfer and dividend disbursing agent fees	63,953

Legal and accounting services	24,839

Printing and postage	22,169

Registration fees	59,688

Miscellaneous	10,203

Total expenses	$431,973

Deduct —

Allocation of expenses to affiliate	$110,868

Total expense reductions	$110,868

Net expenses	$321,105

Net investment income	$605,950

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$5,540,110

Foreign currency transactions	39

Net realized gain	$5,540,149

Change in unrealized appreciation (depreciation) —

Investments	$21,450,715

Foreign currency	318

Net change in unrealized appreciation (depreciation)	$21,451,033

Net realized and unrealized gain	$26,991,182

Net increase in net assets from operations	$27,597,132

8	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$605,950	$769,842

Net realized gain	5,540,149	7,936,404 (1)

Net change in unrealized appreciation (depreciation)	21,451,033	(13,917,629)

Net increase (decrease) in net assets from operations	$27,597,132	$(5,211,383)

Distributions to shareholders —

Class A	$(2,001,151)	$(4,801,685)

Class C	(392,938)	(1,206,463)

Class I	(1,485,075)	(3,453,645)

Total distributions to shareholders	$(3,879,164)	$(9,461,793)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$4,661,998	$5,948,746

Class C	1,277,411	1,350,480

Class I	7,532,472	6,250,370

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,931,979	4,592,175

Class C	389,163	1,195,293

Class I	1,483,659	3,453,390

Cost of shares redeemed

Class A	(10,007,314)	(12,984,370)

Class C	(2,603,422)	(5,197,497)

Class I	(9,618,672)	(10,038,207)

Net asset value of shares converted

Class A	2,126,996	—

Class C	(2,126,996)	—

Net decrease in net assets from Fund share transactions	$(4,952,726)	$(5,429,620)

Other capital —

Portfolio transaction fee contributed to Portfolio	$(34,918)	$(31,433)

Portfolio transaction fee allocated from Portfolio	47,687	38,833

Net increase in net assets from other capital	$12,769	$7,400

Net increase (decrease) in net assets	$18,778,011	$(20,095,396)

Net Assets

At beginning of year	$83,167,714	$103,263,110

At end of year	$101,945,725	$83,167,714

(1)	Includes $332,783 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2019

Financial Highlights

	Class A

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$14.720	$17.490	$15.740	$15.160	$15.680

Income (Loss) From Operations

Net investment income(1)	$0.114	$0.144	$0.178	$0.193	$0.129

Net realized and unrealized gain (loss)	5.023	(1.133)	2.933	0.834	0.584

Total income (loss) from operations	$5.137	$(0.989)	$3.111	$1.027	$0.713

Less Distributions

From net investment income	$(0.096)	$(0.145)	$(0.168)	$(0.140)	$(0.107)

From net realized gain	(0.653)	(1.637)	(1.191)	(0.311)	(1.126)

Total distributions	$(0.749)	$(1.782)	$(1.359)	$(0.451)	$(1.233)

Portfolio transaction fee, net(1)	$0.002	$0.001	$(0.002)	$0.004	$—

Net asset value — End of year	$19.110	$14.720	$17.490	$15.740	$15.160

Total Return(2)(3)	35.01%	(5.89)%	19.91%	6.80%	4.51%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$53,153	$42,087	$51,999	$58,620	$55,496

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.98%	0.98%	0.98%	0.98%	1.05%

Net investment income	0.65%	0.80%	1.05%	1.26%	0.81%

Portfolio Turnover of the Portfolio	55%	90%	101%	118%	96%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.12%, 0.12%, 0.13%, 0.12% and 0.14% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent the waivers and reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2019

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$14.380	$17.100	$15.420	$14.870	$15.420

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.018)	$0.008	$0.050	$0.076	$0.009

Net realized and unrealized gain (loss)	4.899	(1.096)	2.851	0.813	0.580

Total income (loss) from operations	$4.881	$(1.088)	$2.901	$0.889	$0.589

Less Distributions

From net investment income	$—	$(0.010)	$(0.028)	$(0.034)	$(0.013)

From net realized gain	(0.653)	(1.623)	(1.191)	(0.309)	(1.126)

Total distributions	$(0.653)	$(1.633)	$(1.219)	$(0.343)	$(1.139)

Portfolio transaction fee, net(1)	$0.002	$0.001	$(0.002)	$0.004	$—

Net asset value — End of year	$18.610	$14.380	$17.100	$15.420	$14.870

Total Return(2)(3)	34.04%	(6.60)%	18.94%	6.00%	3.77%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$11,418	$11,627	$16,196	$15,370	$14,986

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.73%	1.73%	1.73%	1.73%	1.80%

Net investment income (loss)	(0.11)%	0.05%	0.30%	0.51%	0.06%

Portfolio Turnover of the Portfolio	55%	90%	101%	118%	96%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.12%, 0.12%, 0.13%, 0.12% and 0.14% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent the waivers and reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2019

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$14.720	$17.490	$15.750	$15.170	$15.680

Income (Loss) From Operations

Net investment income(1)	$0.158	$0.190	$0.219	$0.233	$0.172

Net realized and unrealized gain (loss)	5.023	(1.132)	2.931	0.834	0.590

Total income (loss) from operations	$5.181	$(0.942)	$3.150	$1.067	$0.762

Less Distributions

From net investment income	$(0.140)	$(0.192)	$(0.217)	$(0.180)	$(0.146)

From net realized gain	(0.653)	(1.637)	(1.191)	(0.311)	(1.126)

Total distributions	$(0.793)	$(1.829)	$(1.408)	$(0.491)	$(1.272)

Portfolio transaction fee, net(1)	$0.002	$0.001	$(0.002)	$0.004	$—

Net asset value — End of year	$19.110	$14.720	$17.490	$15.750	$15.170

Total Return(2)(3)	35.32%	(5.63)%	20.14%	7.05%	4.83%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$37,375	$29,455	$35,068	$28,121	$20,457

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.73%	0.73%	0.73%	0.73%	0.80%

Net investment income	0.89%	1.06%	1.28%	1.51%	1.07%

Portfolio Turnover of the Portfolio	55%	90%	101%	118%	96%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.12%, 0.12%, 0.13%, 0.12% and 0.14% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent the waivers and reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Stock Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Stock Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (14.9% at December 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax

13

Eaton Vance

Stock Fund

December 31, 2019

Notes to Financial Statements — continued

accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$517,874	$2,610,754

Long-term capital gains	$3,361,290	$6,851,039

During the year ended December 31, 2019, distributable earnings was decreased by $414,862 and paid-in capital was increased by $414,862 due to the Fund’s use of equalization accounting and differences between book and tax accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$72,229

Undistributed long-term capital gains	$1,899,905

Net unrealized appreciation	$26,847,768

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.98%, 1.73% and 0.73% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2020. Pursuant to this agreement, EVM was allocated $110,868 of the Fund’s operating expenses for the year ended December 31, 2019. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, EVM earned $10,112 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,444 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2019 amounted to $121,941 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2019, the Fund paid or accrued to EVD $81,864 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2019 amounted to $27,288 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

14

Eaton Vance

Stock Fund

December 31, 2019

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2019, the Fund was informed that EVD received approximately $200 and $300 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $5,238,178 and $15,412,987, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2019	2018

Sales	259,131	330,540

Issued to shareholders electing to receive payments of distributions in Fund shares	103,094	302,767

Redemptions	(572,212)	(746,974)

Converted from Class C shares	131,539	—

Net decrease	(78,448)	(113,667)

	Year Ended December 31,
Class C	2019	2018

Sales	71,557	81,008

Issued to shareholders electing to receive payments of distributions in Fund shares	21,312	80,567

Redemptions	(152,996)	(300,116)

Converted to Class A shares	(134,746)	—

Net decrease	(194,873)	(138,541)

	Year Ended December 31,
Class I	2019	2018

Sales	420,905	347,160

Issued to shareholders electing to receive payments of distributions in Fund shares	79,171	227,842

Redemptions	(546,176)	(578,267)

Net decrease	(46,100)	(3,265)

15

Eaton Vance

Stock Fund

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Stock Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Stock Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Eaton Vance

Stock Fund

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, the Fund designates approximately $1,436,016, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $5,660,112 or, if subsequently determined to be different, the net capital gain of such year.

17

Stock Portfolio

December 31, 2019

Portfolio of Investments

Common Stocks — 99.0%
Security	Shares	Value

Aerospace & Defense — 1.1%

Hexcel Corp.	103,500	$7,587,585

		$7,587,585

Banks — 6.3%

Bank of America Corp.	451,440	$15,899,717

JPMorgan Chase & Co.	111,420	15,531,948

PNC Financial Services Group, Inc. (The)	72,340	11,547,634

		$42,979,299

Beverages — 2.6%

PepsiCo, Inc.	132,800	$18,149,776

		$18,149,776

Capital Markets — 1.0%

Tradeweb Markets, Inc., Class A	148,739	$6,894,053

		$6,894,053

Chemicals — 0.6%

Ecolab, Inc.	21,100	$4,072,089

		$4,072,089

Commercial Services & Supplies — 1.3%

Waste Management, Inc.	77,882	$8,875,433

		$8,875,433

Communications Equipment — 1.3%

Cisco Systems, Inc.	189,800	$9,102,808

		$9,102,808

Consumer Finance — 1.4%

American Express Co.	75,960	$9,456,260

		$9,456,260

Diversified Telecommunication Services — 2.0%

Verizon Communications, Inc.	220,190	$13,519,666

		$13,519,666

Electric Utilities — 1.3%

NextEra Energy, Inc.	35,596	$8,619,927

		$8,619,927

Security	Shares	Value

Electrical Equipment — 3.0%

AMETEK, Inc.	123,600	$12,327,864

Emerson Electric Co.	111,842	8,529,071

		$20,856,935

Electronic Equipment, Instruments & Components — 0.5%

Zebra Technologies Corp., Class A(1)	14,700	$3,754,968

		$3,754,968

Entertainment — 2.0%

Walt Disney Co. (The)	92,826	$13,425,424

		$13,425,424

Equity Real Estate Investment Trusts (REITs) — 2.9%

American Tower Corp.	55,300	$12,709,046

AvalonBay Communities, Inc.	33,780	7,083,666

		$19,792,712

Food Products — 2.3%

Mondelez International, Inc., Class A	286,920	$15,803,554

		$15,803,554

Health Care Equipment & Supplies — 4.4%

Abbott Laboratories	83,200	$7,226,752

Boston Scientific Corp.(1)	186,620	8,438,956

Danaher Corp.	95,566	14,667,470

		$30,333,178

Health Care Providers & Services — 2.5%

Anthem, Inc.	55,960	$16,901,599

		$16,901,599

Household Products — 1.5%

Kimberly-Clark Corp.	73,900	$10,164,945

		$10,164,945

Insurance — 4.6%

American International Group, Inc.	199,740	$10,252,654

Assurant, Inc.	42,100	5,518,468

First American Financial Corp.	107,372	6,261,935

Progressive Corp. (The)	132,000	9,555,480

		$31,588,537

18	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Interactive Media & Services — 6.9%

Alphabet, Inc., Class C(1)	23,329	$31,191,340

Facebook, Inc., Class A(1)	78,544	16,121,156

		$47,312,496

Internet & Direct Marketing Retail — 3.5%

Amazon.com, Inc.(1)	12,822	$23,693,005

		$23,693,005

IT Services — 7.5%

Cognizant Technology Solutions Corp., Class A	160,512	$9,954,954

Fidelity National Information Services, Inc.	102,300	14,228,907

PayPal Holdings, Inc.(1)	78,100	8,448,077

Visa, Inc., Class A	98,100	18,432,990

		$51,064,928

Life Sciences Tools & Services — 2.1%

Thermo Fisher Scientific, Inc.	43,300	$14,066,871

		$14,066,871

Machinery — 2.2%

Gardner Denver Holdings, Inc.(1)	220,920	$8,103,346

Stanley Black & Decker, Inc.	41,200	6,828,488

		$14,931,834

Metals & Mining — 2.0%

Steel Dynamics, Inc.	402,700	$13,707,908

		$13,707,908

Multi-Utilities — 2.1%

CMS Energy Corp.	106,300	$6,679,892

Sempra Energy	52,942	8,019,654

		$14,699,546

Oil, Gas & Consumable Fuels — 4.5%

ConocoPhillips	102,086	$6,638,653

EOG Resources, Inc.	61,500	5,151,240

Exxon Mobil Corp.	157,044	10,958,530

Phillips 66	69,425	7,734,639

		$30,483,062

Pharmaceuticals — 5.4%

Bristol-Myers Squibb Co.	233,100	$14,962,689

Catalent, Inc.(1)	97,700	5,500,510

Security	Shares	Value

Pharmaceuticals (continued)

GlaxoSmithKline PLC ADR	73,300	$3,444,367

Merck & Co., Inc.	140,400	12,769,380

		$36,676,946

Road & Rail — 0.9%

CSX Corp.	85,700	$6,201,252

		$6,201,252

Semiconductors & Semiconductor Equipment — 3.2%

ASML Holding NV - NY Shares	11,800	$3,492,092

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	141,123	8,199,246

Texas Instruments, Inc.	78,579	10,080,900

		$21,772,238

Software — 6.8%

Adobe, Inc.(1)	22,978	$7,578,374

Intuit, Inc.	17,536	4,593,205

Microsoft Corp.	215,720	34,019,044

		$46,190,623

Specialty Retail — 5.4%

Home Depot, Inc. (The)	55,188	$12,051,955

Lowe’s Cos., Inc.	136,306	16,324,007

TJX Cos., Inc. (The)	139,940	8,544,736

		$36,920,698

Technology Hardware, Storage & Peripherals — 3.9%

Apple, Inc.	91,797	$26,956,189

		$26,956,189

Total Common Stocks (identified cost $500,493,335)		$676,556,344

Rights — 0.1%
Security	Shares	Value

Pharmaceuticals — 0.1%

Bristol-Myers Squibb Co. CVR, Exp. 3/31/21(1)	320,300	$964,103

Total Rights (identified cost $679,120)		$964,103

19	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Portfolio of Investments — continued

Short-Term Investments — 0.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.78%(2)	5,512,026	$5,512,026

Total Short-Term Investments (identified cost $5,511,762)		$5,512,026

Total Investments — 99.9% (identified cost $506,684,217)		$683,032,473

Other Assets, Less Liabilities — 0.1%		$515,045

Net Assets — 100.0%		$683,547,518

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

Abbreviations:

ADR	—	American Depositary Receipt

CVR	—	Contingent Value Rights

20	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value (identified cost, $501,172,455)	$677,520,447

Affiliated investment, at value (identified cost, $5,511,762)	5,512,026

Foreign currency, at value (identified cost, $16,206)	16,204

Dividends receivable	823,919

Dividends receivable from affiliated investment	9,135

Tax reclaims receivable	157,340

Total assets	$684,039,071

Liabilities

Payable to affiliates:

Investment adviser fee	$338,988

Trustees’ fees	7,953

Accrued expenses	144,612

Total liabilities	$491,553

Net Assets applicable to investors’ interest in Portfolio	$683,547,518

21	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends (net of foreign taxes, $99,328)	$10,052,771

Dividends from affiliated investment	63,749

Total investment income	$10,116,520

Expenses

Investment adviser fee	$3,702,875

Trustees’ fees and expenses	23,862

Custodian fee	142,399

Legal and accounting services	50,091

Miscellaneous	24,691

Total expenses	$3,943,918

Net investment income	$6,172,602

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$37,237,059

Investment transactions — affiliated investment	(377)

Foreign currency transactions	253

Net realized gain	$37,236,935

Change in unrealized appreciation (depreciation) —

Investments	$139,851,452

Investments — affiliated investment	262

Foreign currency	2,081

Net change in unrealized appreciation (depreciation)	$139,853,795

Net realized and unrealized gain	$177,090,730

Net increase in net assets from operations	$183,263,332

22	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$6,172,602	$7,128,802

Net realized gain	37,236,935	50,384,018 (1)

Net change in unrealized appreciation (depreciation)	139,853,795	(84,773,096)

Net increase (decrease) in net assets from operations	$183,263,332	$(27,260,276)

Capital transactions —

Contributions	$63,196,014	$19,957,986

Withdrawals	(79,842,250)	(123,729,807)

Portfolio transaction fee	315,199	242,333

Net decrease in net assets from capital transactions	$(16,331,037)	$(103,529,488)

Net increase (decrease) in net assets	$166,932,295	$(130,789,764)

Net Assets

At beginning of year	$516,615,223	$647,404,987

At end of year	$683,547,518	$516,615,223

(1)	Includes $2,091,763 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.63%	0.64%	0.64%	0.65%	0.70%

Net investment income	0.99%	1.14%	1.38%	1.60%	1.16%

Portfolio Turnover	55%	90%	101%	118%	96%

Total Return	35.47%	(5.57)%	20.31%	7.14%	4.88%

Net assets, end of year (000’s omitted)	$683,548	$516,615	$647,405	$640,973	$395,492

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Stock Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2019, Eaton Vance Stock Fund, Eaton Vance Stock NextShares and Eaton Vance Balanced Fund held an interest of 14.9%, 1.0% and 84.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by
Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in

25

Stock Portfolio

December 31, 2019

Notes to Financial Statements — continued

foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million and 0.575% from $500 million but less than $1 billion, and is payable monthly. On net assets of $1 billion or over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2019, the Portfolio’s investment adviser fee amounted to $3,702,875 or 0.59% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $339,548,841 and $353,500,921, respectively, for the year ended December 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$507,636,901

Gross unrealized appreciation	$177,139,783

Gross unrealized depreciation	(1,744,211)

Net unrealized appreciation	$175,395,572

26

Stock Portfolio

December 31, 2019

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

6  Investments in Affiliated Funds

At December 31, 2019, the value of the Portfolio’s investment in affiliated funds was $5,512,026, which represents 0.8% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.78%	$46,118	$106,004,358	$(100,538,335)	$(377)	$262	$5,512,026	$63,749	5,512,026

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$676,556,344	*	$—	$—	$676,556,344

Rights	964,103		—	—	964,103

Short-Term Investments	—		5,512,026	—	5,512,026

Total Investments	$677,520,447		$5,512,026	$—	$683,032,473

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

27

Stock Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Stock Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

28

Eaton Vance

Stock Fund

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Stock Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to
Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds
(2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm)
(1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

29

Eaton Vance

Stock Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

30

Eaton Vance

Stock Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on
Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds,
Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling
Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser of Stock Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Stock Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1325    12.31.19

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2019

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Management’s Discussion of Fund Performance	2

Performance

Tax-Managed Growth Fund 1.1	3
Tax-Managed Growth Fund 1.2	4

Fund Profile	5

Endnotes and Additional Disclosures	6

Fund Expenses	7

Financial Statements	9

Report of Independent Registered Public Accounting Firm	25 and 46

Federal Tax Information	26

Management and Organization	47

Important Notices	53

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2019, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively, the Funds) returned 29.45% and 29.28%, respectively, for Class A shares at net asset value (NAV), underperforming their benchmark, the S&P 500® Index (the Index), which returned 31.49%.

The Funds underperformed relative to the Index largely due to stock selection. Sector and industry allocations were marginally positive. The Funds had positive returns in all 11 market sectors in the Index. The Index had positive returns in 10 sectors.

The industrials sector detracted most from relative Funds’ performance versus the Index during the period largely due to stock selection. In the aerospace & defense industry, aircraft manufacturer Boeing Co. (Boeing) was among the Funds’ worst performing individual stocks. The grounding of the 737 MAX aircraft after two crashes detracted from the Boeing’s operational results. The Funds’ overweight position in the lagging air freight & logistics industry also hampered returns relative to the Index during the period.

The information technology (IT) sector also detracted from Funds’ performance versus the Index due to subpar stock selection as well as the Funds’ underweight position in the outperforming sector. Within the IT sector, the communications equipment industry was a notable laggard during the period. Among the Funds’ weakest stocks was Arista Networks, Inc., a developer of cloud networking equipment. The stock price declined during the period due to disappointing financial results amid slowing infrastructure spending and increased competition. An underweight position in two outperforming stocks — consumer electronics company Apple, Inc. and software giant Microsoft Corp. — also detracted from relative Funds’ results.

Stock selection in the health care sector constrained relative returns versus the Index during the period. In particular, the Funds’ overweight position in the underperforming biotechnology industry hurt relative results. Within the industry, biopharmaceutical company AbbVie, Inc. was among the Funds’ weakest stocks as sales results disappointed amid slower growth and limited new product advances.

On the positive side, the consumer discretionary sector contributed to relative performance versus the Index aided by strong stock selection. In the outperforming hotels, restaurants & leisure industry, casual restaurant operator Chipotle Mexican Grill, Inc. was one of the Funds’ leading stocks after reporting positive sales and earnings results during the period.

The Funds’ underweight position in the lagging utilities sector also boosted relative Funds’ performance versus the Index during the period.

The communication services sector also contributed to returns relative to the Index mostly due to stock selection and a favorable overweight position. In particular, the interactive media & services industry delivered notable results. Leading social networking company Facebook, Inc. was among the Funds’ leading stocks after reporting double-digit revenue growth.

Overall, the Funds’ leading individual stock was Paycom Software, Inc., a cloud-based human capital management software provider. The company generated better-than-expected financial results driven by continued demand for its talent management software.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2019

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/28/1996	03/29/1966	29.45%	10.71%	12.34%
Class A with 5.75% Maximum Sales Charge	—	—	22.01	9.41	11.67
Class C at NAV	08/02/1996	03/29/1966	28.34	9.88	11.50
Class C with 1% Maximum Sales Charge	—	—	27.34	9.88	11.50
Class I at NAV	07/02/1999	03/29/1966	29.74	10.99	12.60
S&P 500® Index	—	—	31.49%	11.69%	13.55%

% After-Tax Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/28/1996	03/29/1966	21.81%	9.18%	11.44%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	13.24	7.71	9.99
Class C After Taxes on Distributions	08/02/1996	03/29/1966	27.34	9.82	11.41
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	16.18	8.16	9.89
Class I After Taxes on Distributions	07/02/1999	03/29/1966	29.45	10.67	12.29
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	17.91	9.03	10.81

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.79%	1.54%	0.54%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2009	$29,714	N.A.
Class I	$250,000	12/31/2009	$819,351	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2019

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	02/28/2001	03/29/1966	29.28%	10.55%	12.15%
Class A with 5.75% Maximum Sales Charge	—	—	21.85	9.25	11.49
Class C at NAV	02/28/2001	03/29/1966	28.22	9.72	11.31
Class C with 1% Maximum Sales Charge	—	—	27.22	9.72	11.31
Class I at NAV	02/28/2001	03/29/1966	29.61	10.83	12.42
S&P 500® Index	—	—	31.49%	11.69%	13.55%

% After-Tax Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	02/28/2001	03/29/1966	21.68%	9.05%	11.29%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	13.11	7.58	9.84
Class C After Taxes on Distributions	02/28/2001	03/29/1966	27.22	9.70	11.27
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	16.12	8.04	9.74
Class I After Taxes on Distributions	02/28/2001	03/29/1966	29.38	10.57	12.17
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	17.78	8.91	10.67

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.94%	1.69%	0.69%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2009	$29,224	N.A.
Class I	$250,000	12/31/2009	$806,903	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	3.7%

Amazon.com, Inc.	3.3

Facebook, Inc., Class A	3.2

Microsoft Corp.	2.9

JPMorgan Chase & Co.	2.5

Alphabet, Inc., Class C	2.3

Intel Corp.	2.0

Walt Disney Co. (The)	2.0

Alphabet, Inc., Class A	1.8

Berkshire Hathaway, Inc., Class B	1.7

Total	25.4%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

6

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,101.60	$4.08	0.77%
Class C	$1,000.00	$1,097.70	$8.04	1.52%
Class I	$1,000.00	$1,103.00	$2.76	0.52%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.92	0.77%
Class C	$1,000.00	$1,017.50	$7.73	1.52%
Class I	$1,000.00	$1,022.60	$2.65	0.52%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019.

7

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Fund Expenses — continued

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,100.90	$4.87	0.92%
Class C	$1,000.00	$1,097.00	$8.83	1.67%
Class I	$1,000.00	$1,102.30	$3.55	0.67%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.69	0.92%
Class C	$1,000.00	$1,016.80	$8.49	1.67%
Class I	$1,000.00	$1,021.80	$3.41	0.67%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019.

8

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Statements of Assets and Liabilities

	December 31, 2019
Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $398,416,620 and $337,618,828, respectively)	$1,770,599,551	$917,127,321

Receivable for Fund shares sold	88,645	343,127

Total assets	$1,770,688,196	$917,470,448

Liabilities

Payable for Fund shares redeemed	$6,831,922	$2,308,525

Payable to affiliates:

Administration fee	—	114,753

Distribution and service fees	340,108	183,920

Trustees’ fees	125	125

Accrued expenses	288,850	164,630

Total liabilities	$7,461,005	$2,771,953

Net Assets	$1,763,227,191	$914,698,495

Sources of Net Assets

Paid-in capital	$1,187,867,028	$793,528,474

Distributable earnings	575,360,163	121,170,021

Total	$1,763,227,191	$914,698,495

Class A Shares

Net Assets	$1,565,795,378	$629,529,935

Shares Outstanding	25,355,856	22,670,216

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$61.75	$27.77

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$65.52	$29.46

Class C Shares

Net Assets	$13,729,520	$61,397,403

Shares Outstanding	247,257	2,271,487

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$55.53	$27.03

Class I Shares

Net Assets	$183,702,293	$223,771,157

Shares Outstanding	3,190,823	8,041,983

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$57.57	$27.83

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Statements of Operations

	Year Ended December 31, 2019
Investment Income	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Dividends allocated from Portfolio (net of foreign taxes, $550,657 and $274,980, respectively)	$28,528,922	$14,431,117

Expenses allocated from Portfolio	(7,380,478)	(3,735,969)

Total investment income from Portfolio	$21,148,444	$10,695,148

Expenses

Administration fee	$—	$1,245,797

Distribution and service fees

Class A	3,620,892	1,441,684

Class B	4,207	3,991

Class C	279,211	658,707

Trustees’ fees and expenses	500	500

Custodian fee	69,976	57,927

Transfer and dividend disbursing agent fees	819,248	373,651

Professional fees	47,607	36,570

Printing and postage	83,145	45,081

Registration fees	85,447	83,427

Miscellaneous	253,577	86,560

Total expenses	$5,263,810	$4,033,895

Net investment income	$15,884,634	$6,661,253

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions(1)	$42,578,347	$21,562,037

Foreign currency transactions	(6,926)	(3,499)

Net realized gain	$42,571,421	$21,558,538

Change in unrealized appreciation (depreciation) —

Investments	$355,773,612	$180,245,262

Foreign currency	8,565	4,393

Net change in unrealized appreciation (depreciation)	$355,782,177	$180,249,655

Net realized and unrealized gain	$398,353,598	$201,808,193

Net increase in net assets from operations	$414,238,232	$208,469,446

(1)	Includes $43,482,436 and $22,020,008, respectively, of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31, 2019
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

From operations —

Net investment income	$15,884,634	$6,661,253

Net realized gain	42,571,421	21,558,538

Net change in unrealized appreciation (depreciation)	355,782,177	180,249,655

Net increase in net assets from operations	$414,238,232	$208,469,446

Distributions to shareholders —

Class A	$(12,891,964)	$(4,346,325)

Class I	(2,075,519)	(2,037,988)

Total distributions to shareholders	$(14,967,483)	$(6,384,313)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$7,444,769	$18,357,473

Class B	5	28

Class C	473,288	6,587,230

Class I	166,808,130	74,629,417

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	11,063,702	3,897,004

Class I	1,680,754	1,852,484

Cost of shares redeemed

Class A	(116,662,699)	(53,203,916)

Class B	(40,812)	(53,050)

Class C	(3,508,546)	(11,669,202)

Class I	(160,424,924)	(52,588,935)

Net asset value of shares converted(1)

Class A	201,454,316	95,861,467

Class B	(908,387)	(736,564)

Class C	(200,545,930)	(95,124,903)

Net decrease in net assets from Fund share transactions	$(93,166,334)	$(12,191,467)

Net increase in net assets	$306,104,415	$189,893,666

Net Assets

At beginning of year	$1,457,122,776	$724,804,829

At end of year	$1,763,227,191	$914,698,495

(1)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Statements of Changes in Net Assets — continued

	Year Ended December 31, 2018
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

From operations —

Net investment income	$13,606,957	$5,268,839

Net realized gain	44,417,999	21,703,216

Net change in unrealized appreciation (depreciation)	(137,410,583)	(68,819,851)

Net decrease in net assets from operations	$(79,385,627)	$(41,847,796)

Distributions to shareholders —

Class A	$(10,346,691)	$(3,179,321)

Class C	(329,696)	—

Class I	(1,672,079)	(1,560,470)

Total distributions to shareholders	$(12,348,466)	$(4,739,791)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$13,916,145	$31,038,781

Class B	8,411	25

Class C	703,554	8,640,508

Class I	124,685,726	77,458,490

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	8,651,898	2,798,049

Class C	321,366	—

Class I	1,282,979	1,394,629

Cost of shares redeemed

Class A	(95,117,186)	(52,676,828)

Class B	(239,204)	(133,509)

Class C	(33,985,038)	(31,508,302)

Class I	(93,741,234)	(47,782,161)

Net asset value of shares converted

Class A	1,007,775	952,863

Class B	(1,007,775)	(952,863)

Net decrease in net assets from Fund share transactions	$(73,512,583)	$(10,770,318)

Net decrease in net assets	$(165,246,676)	$(57,357,905)

Net Assets

At beginning of year	$1,622,369,452	$782,162,734

At end of year	$1,457,122,776	$724,804,829

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Financial Highlights

	Tax-Managed Growth Fund 1.1 — Class A

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$48.150		$51.300		$42.300		$39.330		$38.910

Income (Loss) From Operations

Net investment income(1)	$0.539		$0.491		$0.467		$0.455		$0.435

Net realized and unrealized gain (loss)	13.572		(3.192)		8.982		2.964		0.402

Total income (loss) from operations	$14.111		$(2.701)		$9.449		$3.419		$0.837

Less Distributions

From net investment income	$(0.511)		$(0.449)		$(0.449)		$(0.449)		$(0.417)

Total distributions	$(0.511)		$(0.449)		$(0.449)		$(0.449)		$(0.417)

Net asset value — End of year	$61.750		$48.150		$51.300		$42.300		$39.330

Total Return(2)	29.45%		(5.36)%		22.35%		8.68%		2.15%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,565,795		$1,116,349		$1,257,823		$1,068,182		$1,055,259

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.78%		0.79%		0.79%		0.81%		0.82%

Net investment income	0.96%		0.92%		1.00%		1.14%		1.10%

Portfolio Turnover of the Portfolio	1	%(5)	1	%(5)	0	%(5)(6)	1	%(5)	9%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 5% and 6% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

(6)	Amount is less than 0.5%.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class C

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$43.280		$46.100		$38.040		$35.440		$35.100

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.018)		$0.082		$0.114		$0.140		$0.125

Net realized and unrealized gain (loss)	12.268		(2.832)		8.047		2.645		0.365

Total income (loss) from operations	$12.250		$(2.750)		$8.161		$2.785		$0.490

Less Distributions

From net investment income	$—		$(0.070)		$(0.101)		$(0.185)		$(0.150)

Total distributions	$—		$(0.070)		$(0.101)		$(0.185)		$(0.150)

Net asset value — End of year	$55.530		$43.280		$46.100		$38.040		$35.440

Total Return(2)	28.34%		(5.99)%		21.46%		7.85%		1.40%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$13,730		$202,974		$248,201		$265,708		$263,896

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.55%		1.54%		1.54%		1.56%		1.57%

Net investment income (loss)	(0.04)%		0.17%		0.27%		0.39%		0.35%

Portfolio Turnover of the Portfolio	1	%(5)	1	%(5)	0	%(5)(6)	1	%(5)	9%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 5% and 6% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

(6)	Amount is less than 0.5%.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class I

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$44.920		$47.920		$39.530		$36.790		$36.430

Income (Loss) From Operations

Net investment income(1)	$0.628		$0.584		$0.542		$0.516		$0.497

Net realized and unrealized gain (loss)	12.675		(2.996)		8.414		2.776		0.381

Total income (loss) from operations	$13.303		$(2.412)		$8.956		$3.292		$0.878

Less Distributions

From net investment income	$(0.653)		$(0.588)		$(0.566)		$(0.552)		$(0.518)

Total distributions	$(0.653)		$(0.588)		$(0.566)		$(0.552)		$(0.518)

Net asset value — End of year	$57.570		$44.920		$47.920		$39.530		$36.790

Total Return(2)	29.74%		(5.11)%		22.67%		8.93%		2.41%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$183,702		$136,976		$114,276		$69,864		$50,278

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.53%		0.54%		0.54%		0.56%		0.56%

Net investment income	1.20%		1.17%		1.24%		1.38%		1.34%

Portfolio Turnover of the Portfolio	1	%(5)	1	%(5)	—	(5)(6)	1	%(5)	9%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 5% and 6% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

(6)	Amount is less than 0.5%.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class A

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$21.650		$23.060		$19.020		$17.690		$17.500

Income (Loss) From Operations

Net investment income(1)	$0.205		$0.184		$0.177		$0.176		$0.168

Net realized and unrealized gain (loss)	6.108		(1.432)		4.035		1.326		0.187

Total income (loss) from operations	$6.313		$(1.248)		$4.212		$1.502		$0.355

Less Distributions

From net investment income	$(0.193)		$(0.162)		$(0.172)		$(0.172)		$(0.165)

Total distributions	$(0.193)		$(0.162)		$(0.172)		$(0.172)		$(0.165)

Net asset value — End of year	$27.770		$21.650		$23.060		$19.020		$17.690

Total Return(2)	29.28%		(5.50)%		22.15%		8.48%		2.03%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$629,530		$427,333		$472,741		$403,485		$379,685

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.93%		0.94%		0.95%		0.97%		0.97%

Net investment income	0.81%		0.77%		0.84%		0.98%		0.95%

Portfolio Turnover of the Fund(5)	—		—		1%		—		—

Portfolio Turnover of the Portfolio	1	%(6)	1	%(6)	0	%(6)(7)	1	%(6)	9%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(6)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 5% and 6% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

(7)	Amount is less than 0.5%.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class C

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$21.080		$22.460		$18.530		$17.240		$17.070

Income (Loss) From Operations

Net investment income(1)	$0.003		$0.004		$0.022		$0.041		$0.034

Net realized and unrealized gain (loss)	5.947		(1.384)		3.912		1.289		0.176

Total income (loss) from operations	$5.950		$(1.380)		$3.934		$1.330		$0.210

Less Distributions

From net investment income	$—		$—		$(0.004)		$(0.040)		$(0.040)

Total distributions	$—		$—		$(0.004)		$(0.040)		$(0.040)

Net asset value — End of year	$27.030		$21.080		$22.460		$18.530		$17.240

Total Return(2)	28.22%		(6.14)%		21.23%		7.71%		1.23%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$61,397		$142,020		$173,289		$175,072		$173,494

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.68%		1.69%		1.70%		1.72%		1.72%

Net investment income	0.01%		0.02%		0.11%		0.23%		0.20%

Portfolio Turnover of the Fund(5)	—		—		1%		—		—

Portfolio Turnover of the Portfolio	1	%(6)	1	%(6)	0	%(6)(7)	1	%(6)	9%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(6)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 5% and 6% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

(7)	Amount is less than 0.5%.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class I

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$21.690		$23.110		$19.060		$17.720		$17.530

Income (Loss) From Operations

Net investment income(1)	$0.266		$0.244		$0.229		$0.221		$0.213

Net realized and unrealized gain (loss)	6.130		(1.439)		4.046		1.336		0.187

Total income (loss) from operations	$6.396		$(1.195)		$4.275		$1.557		$0.400

Less Distributions

From net investment income	$(0.256)		$(0.225)		$(0.225)		$(0.217)		$(0.210)

Total distributions	$(0.256)		$(0.225)		$(0.225)		$(0.217)		$(0.210)

Net asset value — End of year	$27.830		$21.690		$23.110		$19.060		$17.720

Total Return(2)	29.61%		(5.25)%		22.44%		8.77%		2.28%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$223,771		$154,772		$134,355		$78,948		$61,538

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.68%		0.69%		0.70%		0.72%		0.72%

Net investment income	1.05%		1.02%		1.09%		1.23%		1.20%

Portfolio Turnover of the Fund(5)	—		—		1%		—		—

Portfolio Turnover of the Portfolio	1	%(6)	1	%(6)	0	%(6)(7)	1	%(6)	9%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(6)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 5% and 6% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

(7)	Amount is less than 0.5%.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (Tax-Managed Growth Fund 1.1) and Eaton Vance Tax-Managed Growth Fund 1.2 (Tax-Managed Growth Fund 1.2) (each a Fund, and collectively the Funds) are diversified series of the Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Each Fund currently offers Class A, Class C and Class I shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on October 15, 2019, Class B shares were converted into Class A shares and Class B was terminated. Tax-Managed Growth Fund 1.1 is closed to new investors. Each class represents a pro-rata interest in each Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Each Fund typically invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Funds. The value of each Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (8.0% and 4.2% for Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2, respectively, at December 31, 2019). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — Each Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2019, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

19

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of each Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31, 2019
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:

Ordinary income	$14,967,483	$6,384,313

	Year Ended December 31, 2018
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:

Ordinary income	$12,348,466	$4,739,791

During the year ended December 31, 2019, the following amounts were reclassified due to the Funds’ use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Portfolio. Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

Change in:

Paid-in capital	$92,314,600	$22,430,430

Distributable earnings	$(92,314,600)	$(22,430,430)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2019, the components of distributable earnings (accumulated loss) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Deferred capital losses	$(5,010,421)	$(1,606,688)

Net unrealized appreciation	$580,370,584	$122,776,709

At December 31, 2019, the Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The

20

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Notes to Financial Statements — continued

deferred capital losses are treated as arising on the first day of the respective Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Deferred capital losses

Short-term	$5,010,421	$1,597,050

Long-term	—	9,638

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Funds. EVM receives no compensation from Tax-Managed Growth Fund 1.1 for such services and a fee computed at an annual rate of 0.15% of average daily net assets from Tax-Managed Growth Fund 1.2 for such services. For the year ended December 31, 2019, the administration fee for Tax-Managed Growth Fund 1.2 amounted to $1,245,797. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended December 31, 2019 were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

EVM’s Sub-Transfer Agent Fees	$226,402	$80,749

EVD’s Class A Sales Charges	$17,350	$52,680

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2019 for Class A shares amounted to the following:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class A Distribution and Service Fees	$3,620,892	$1,441,684

Each Fund also has in effect distribution plans for Class C shares (Class C Plan) and, prior to the close of business on October 15, 2019, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Fund. For the year ended December 31, 2019, the Funds paid or accrued to EVD the following distribution fees:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class B Distribution Fees	$3,155	$2,993

Class C Distribution Fees	$209,408	$494,030

21

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Notes to Financial Statements — continued

Pursuant to the Class B (prior to the close of business on October 15, 2019), and Class C Plans, each Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2019 amounted to the following:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class B Service Fees	$1,052	$998

Class C Service Fees	$69,803	$164,677

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on October 15, 2019, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2019, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B, and Class C shareholders:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class A	$—	$5,000

Class B	$—	$—

Class C	$200	$3,000

6 Investment Transactions

For the year ended December 31, 2019, increases and decreases in each Fund’s investment in the Portfolio aggregated, as follows:

Fund	Increases	Decreases

Tax-Managed Growth Fund 1.1	$20,077,636	$127,098,225

Tax-Managed Growth Fund 1.2	$16,998,321	$38,249,603

Decreases in each Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind, as follows:

Fund	Redemptions in-kind

Tax-Managed Growth Fund 1.1	$113,877,312

Tax-Managed Growth Fund 1.2	27,006,610

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Sales and redemptions of Class I shares include shares

22

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Notes to Financial Statements — continued

purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

Tax-Managed Growth Fund 1.1
	Year Ended December 31, 2019
	Class A	Class B(1)	Class C	Class I

Sales	131,208	—	9,884	3,202,823

Issued to shareholders electing to receive payments of distributions in Fund shares	180,191	—	—	29,363

Redemptions	(2,089,668)	(439)	(71,725)	(3,090,733)

Converted from Class B shares	16,311	—	—	—

Converted from Class C shares	3,934,421	—	—	—

Converted to Class A shares	—	(16,908)	(4,381,065)	—

Net increase (decrease)	2,172,463	(17,347)	(4,442,906)	141,453

	Year Ended December 31, 2018
	Class A	Class B	Class C	Class I

Sales	263,086	161	14,755	2,521,491

Issued to shareholders electing to receive payments of distributions in Fund shares	180,624	—	7,463	28,715

Redemptions	(1,796,496)	(4,576)	(716,133)	(1,885,774)

Converted from Class B shares	18,867	—	—	—

Converted to Class A shares	—	(19,228)	—	—

Net increase (decrease)	(1,333,919)	(23,643)	(693,915)	664,432

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

23

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Notes to Financial Statements — continued

Tax-Managed Growth Fund 1.2
	Year Ended December 31, 2019
	Class A	Class B(1)	Class C	Class I

Sales	732,485	1	269,131	2,932,826

Issued to shareholders electing to receive payments of distributions in Fund shares	141,145	—	—	66,973

Redemptions	(2,110,088)	(2,261)	(478,274)	(2,093,275)

Converted from Class B shares	30,189	—	—	—

Converted from Class C shares	4,139,683	—	—	—

Converted to Class A shares	—	(29,380)	(4,255,437)	—

Net increase (decrease)	2,933,414	(31,640)	(4,464,580)	906,524

	Year Ended December 31, 2018
	Class A	Class B	Class C	Class I

Sales	1,299,425	1	375,180	3,272,616

Issued to shareholders electing to receive payments of distributions in Fund shares	129,900	—	—	64,656

Redemptions	(2,231,307)	(5,713)	(1,355,642)	(2,015,026)

Converted from Class B shares	39,861	—	—	—

Converted to Class A shares	—	(40,275)	—	—

Net increase (decrease)	(762,121)	(45,987)	(980,462)	1,322,246

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

24

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively the “Funds”) (each a fund constituting Eaton Vance Mutual Funds Trust), as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

25

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Tax-Managed Growth Fund 1.1	$28,048,573

Tax-Managed Growth Fund 1.2	$14,184,697

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ fiscal 2019 ordinary income dividends, the following amounts qualify for the corporate dividends received deduction.

Tax-Managed Growth Fund 1.1	100%

Tax-Managed Growth Fund 1.2	100%

26

Tax-Managed Growth Portfolio

December 31, 2019

Portfolio of Investments

Common Stocks — 98.3%
Security	Shares	Value

Aerospace & Defense — 2.5%

Arconic, Inc.	4	$123

Boeing Co. (The)	881,665	287,211,190

General Dynamics Corp.	139,307	24,566,789

Huntington Ingalls Industries, Inc.	1,096	274,964

L3Harris Technologies, Inc.	2,240	443,229

Lockheed Martin Corp.	80,559	31,368,063

Northrop Grumman Corp.	48,050	16,527,759

Raytheon Co.	246,559	54,178,875

Textron, Inc.	1,025	45,715

TransDigm Group, Inc.	847	474,320

United Technologies Corp.	842,360	126,151,834

		$541,242,861

Air Freight & Logistics — 1.4%

C.H. Robinson Worldwide, Inc.	1,056,440	$82,613,608

Expeditors International of Washington, Inc.	1,300	101,426

FedEx Corp.	344,010	52,017,752

United Parcel Service, Inc., Class B	1,558,497	182,437,659

XPO Logistics, Inc.(1)	30,000	2,391,000

		$319,561,445

Airlines — 0.0%(2)

American Airlines Group, Inc.	66,989	$1,921,244

Delta Air Lines, Inc.	56,768	3,319,793

Southwest Airlines Co.	27,758	1,498,377

		$6,739,414

Auto Components — 0.6%

Adient PLC(1)	15,055	$319,919

Aptiv PLC	887,200	84,257,384

BorgWarner, Inc.	800	34,704

Dorman Products, Inc.(1)	20,445	1,548,095

Garrett Motion, Inc.(1)	36,184	361,478

Gentex Corp.	1,443,192	41,823,704

		$128,345,284

Automobiles — 0.1%

Daimler AG	38,000	$2,070,240

Ford Motor Co.	1,212,584	11,277,031

General Motors Co.	79,498	2,909,627

Harley-Davidson, Inc.	20,162	749,825

Tesla, Inc.(1)	7,397	3,094,387

Toyota Motor Corp. ADR	5,000	702,700

		$20,803,810

Security	Shares	Value

Banks — 6.2%

Bank of America Corp.	3,427,178	$120,705,209

Bank of Montreal	4	310

CIT Group, Inc.	1,490	67,989

Citigroup, Inc.	860,598	68,753,174

Commerce Bancshares, Inc.	66,314	4,505,373

CVB Financial Corp.	608,432	13,129,963

Fifth Third Bancorp	1,545,175	47,498,680

First Republic Bank	1,200	140,940

HSBC Holdings PLC	220,592	1,725,927

HSBC Holdings PLC ADR	424	16,574

Huntington Bancshares, Inc.	144,510	2,179,211

ING Groep NV ADR	131,510	1,584,696

JPMorgan Chase & Co.	3,943,238	549,687,377

KeyCorp	111,489	2,256,537

M&T Bank Corp.	230,611	39,146,217

Pinnacle Financial Partners, Inc.	34,686	2,219,904

PNC Financial Services Group, Inc. (The)	103,180	16,470,624

Regions Financial Corp.	731,394	12,550,721

Societe Generale SA	460,793	16,080,737

Sterling Bancorp	103,627	2,184,457

SVB Financial Group(1)	28,107	7,055,981

Synovus Financial Corp.	1,565	61,348

Toronto-Dominion Bank (The)	569	31,938

Truist Financial Corp.	1,890,538	106,475,100

U.S. Bancorp	1,223,475	72,539,833

Wells Fargo & Co.	5,046,234	271,487,389

Western Alliance Bancorp	23,987	1,367,259

		$1,359,923,468

Beverages — 2.4%

Anheuser-Busch InBev SA/NV ADR	25,379	$2,082,093

Boston Beer Co., Inc. (The), Class A(1)	4,730	1,787,231

Brown-Forman Corp., Class A	10,699	671,576

Brown-Forman Corp., Class B	347,685	23,503,506

Coca-Cola Co. (The)	3,498,673	193,651,551

Constellation Brands, Inc., Class A	39,872	7,565,712

Diageo PLC ADR	8,226	1,385,423

Keurig Dr Pepper, Inc.	2,700	78,165

Molson Coors Brewing Co., Class B	186,000	10,025,400

Monster Beverage Corp.(1)	171,250	10,882,937

PepsiCo, Inc.	2,047,051	279,770,460

		$531,404,054

27	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Biotechnology — 2.8%

AbbVie, Inc.	1,403,016	$124,223,037

Agios Pharmaceuticals, Inc.(1)	74,972	3,579,913

Alexion Pharmaceuticals, Inc.(1)	470,965	50,934,865

Alkermes PLC(1)	5,000	102,000

Alnylam Pharmaceuticals, Inc.(1)	188,700	21,732,579

Amgen, Inc.	603,952	145,594,709

Argenx SE ADR(1)	308,910	49,586,233

Biogen, Inc.(1)	108,957	32,330,810

Bluebird Bio, Inc.(1)	77,845	6,830,899

Exact Sciences Corp.(1)	130,554	12,073,634

Gilead Sciences, Inc.	981,135	63,754,152

Incyte Corp.(1)	82,222	7,179,625

Neurocrine Biosciences, Inc.(1)	64,045	6,884,197

Regeneron Pharmaceuticals, Inc.(1)	20,995	7,883,202

Vertex Pharmaceuticals, Inc.(1)	343,283	75,161,813

		$607,851,668

Building Products — 0.4%

A.O. Smith Corp.	27,845	$1,326,536

Fortune Brands Home & Security, Inc.	2,923	190,989

Johnson Controls International PLC	345,321	14,058,018

Lennox International, Inc.	236,627	57,729,889

Lennox International, Inc.(3)	25,181	6,143,409

Masco Corp.	25,000	1,199,750

Resideo Technologies, Inc.(1)	60,308	719,474

		$81,368,065

Capital Markets — 4.4%

Affiliated Managers Group, Inc.	58,716	$4,975,594

Ameriprise Financial, Inc.	216,131	36,003,102

Bank of New York Mellon Corp. (The)	476,763	23,995,482

BlackRock, Inc.	11,190	5,625,213

Brookfield Asset Management, Inc., Class A	88,282	5,102,700

Cboe Global Markets, Inc.	175,414	21,049,680

Charles Schwab Corp. (The)	3,896,040	185,295,662

CME Group, Inc.	220,294	44,217,412

E*TRADE Financial Corp.	4,593	208,385

FactSet Research Systems, Inc.	11,308	3,033,936

FactSet Research Systems, Inc.(3)	75,000	20,117,469

Federated Investors, Inc., Class B	549	17,892

Franklin Resources, Inc.	211,191	5,486,742

Goldman Sachs Group, Inc. (The)	759,181	174,558,487

Intercontinental Exchange, Inc.	152,641	14,126,925

Invesco Ltd.	1,367	24,579

Legg Mason, Inc.	122,902	4,413,411

Security	Shares	Value

Capital Markets (continued)

LPL Financial Holdings, Inc.	215,573	$19,886,609

Moody’s Corp.	246,080	58,421,853

Morgan Stanley	2,565,982	131,173,000

Nasdaq, Inc.	71,203	7,625,841

Northern Trust Corp.	2,500	265,600

Raymond James Financial, Inc.	39,363	3,521,414

S&P Global, Inc.	247,057	67,458,914

SEI Investments Co.	150,000	9,822,000

State Street Corp.	457,614	36,197,267

Stifel Financial Corp.	112,796	6,841,077

T. Rowe Price Group, Inc.	587,312	71,558,094

UBS Group AG(1)	9	113

Waddell & Reed Financial, Inc., Class A	9,248	154,627

		$961,179,080

Chemicals — 1.3%

AdvanSix, Inc.(1)	1,768	$35,289

Air Products and Chemicals, Inc.	10,421	2,448,831

Albemarle Corp.	90,157	6,585,067

Balchem Corp.	17,292	1,757,386

Celanese Corp.	16,713	2,057,705

Chemours Co. (The)	151	2,732

Corteva, Inc.(1)	488,916	14,452,357

Dow, Inc.(1)	299,401	16,386,217

DuPont de Nemours, Inc.	494,104	31,721,477

Eastman Chemical Co.	650	51,519

Ecolab, Inc.	584,286	112,761,355

International Flavors & Fragrances, Inc.	5,000	645,100

Linde PLC	6,143	1,307,845

LyondellBasell Industries NV, Class A	4,274	403,807

NewMarket Corp.	12,318	5,992,953

PPG Industries, Inc.	410,020	54,733,570

Sherwin-Williams Co. (The)	52,582	30,683,700

Westlake Chemical Corp.	1,000	70,150

		$282,097,060

Commercial Services & Supplies — 0.2%

Copart, Inc.(1)	3,800	$345,572

Pitney Bowes, Inc.	14,270	57,508

Republic Services, Inc.	1,750	156,853

Rollins, Inc.	28,750	953,350

Stericycle, Inc.(1)	8,000	510,480

Waste Connections, Inc.	115,655	10,500,317

Waste Management, Inc.	203,580	23,199,977

		$35,724,057

28	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Communications Equipment — 1.4%

Arista Networks, Inc.(1)	777,596	$158,163,026

Cisco Systems, Inc.	2,668,130	127,963,515

Juniper Networks, Inc.	285,300	7,026,939

Motorola Solutions, Inc.	38,385	6,185,359

Nokia Oyj ADR	192	712

		$299,339,551

Construction & Engineering — 0.0%(2)

Fluor Corp.	3,250	$61,360

Jacobs Engineering Group, Inc.	83,115	7,466,220

Quanta Services, Inc.	2,000	81,420

		$7,609,000

Construction Materials — 0.0%(2)

Vulcan Materials Co.	38,764	$5,581,628

		$5,581,628

Consumer Finance — 1.4%

American Express Co.	1,054,634	$131,291,387

Capital One Financial Corp.	132,363	13,621,476

Discover Financial Services	1,248,041	105,858,838

LendingClub Corp.(1)	15,938	201,138

Navient Corp.	10,200	139,536

SLM Corp.	10,200	90,882

Synchrony Financial	1,642,244	59,137,206

		$310,340,463

Containers & Packaging — 0.1%

Amcor PLC(1)	723,751	$7,845,461

AptarGroup, Inc.	65,000	7,515,300

Avery Dennison Corp.	2,250	294,345

Ball Corp.	53,090	3,433,330

Crown Holdings, Inc.(1)	13,787	1,000,109

International Paper Co.	284	13,078

Packaging Corp. of America	7,890	883,601

Sealed Air Corp.	6,200	246,946

Sonoco Products Co.	390	24,071

WestRock Co.	39,303	1,686,492

		$22,942,733

Distributors — 0.1%

Genuine Parts Co.	211,037	$22,418,460

LKQ Corp.(1)	49,518	1,767,793

		$24,186,253

Security	Shares	Value

Diversified Consumer Services — 0.0%(2)

H&R Block, Inc.	25,610	$601,323

Service Corporation International	15,900	731,877

		$1,333,200

Diversified Financial Services — 2.4%

Berkshire Hathaway, Inc., Class A(1)	453	$153,834,270

Berkshire Hathaway, Inc., Class B(1)	1,676,927	379,823,965

		$533,658,235

Diversified Telecommunication Services — 0.5%

AT&T, Inc.	772,910	$30,205,323

CenturyLink, Inc.	5,086	67,186

Frontier Communications Corp.(1)	894	795

Verizon Communications, Inc.	1,185,329	72,779,201

Windstream Holdings, Inc.(1)	821	74

		$103,052,579

Electric Utilities — 0.2%

Duke Energy Corp.	31,500	$2,873,115

Edison International	1,134	85,515

Entergy Corp.	1,300	155,740

Exelon Corp.	28,310	1,290,653

NextEra Energy, Inc.	130,151	31,517,366

Southern Co. (The)	102,565	6,533,390

		$42,455,779

Electrical Equipment — 0.9%

Acuity Brands, Inc.	11,121	$1,534,698

AMETEK, Inc.	64,232	6,406,500

Eaton Corp. PLC	86,839	8,225,390

Emerson Electric Co.	2,192,191	167,176,486

Hubbell, Inc.	1,978	292,388

nVent Electric PLC	4	102

Rockwell Automation, Inc.	112,165	22,732,480

		$206,368,044

Electronic Equipment, Instruments & Components — 0.4%

Amphenol Corp., Class A	15,644	$1,693,150

CDW Corp.	142,695	20,382,554

Corning, Inc.	1,555,623	45,284,186

FLIR Systems, Inc.	1,750	91,122

Keysight Technologies, Inc.(1)	14,701	1,508,764

Knowles Corp.(1)	8,001	169,221

Littelfuse, Inc.(3)	52,675	10,071,185

29	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)

TE Connectivity, Ltd.	47,770	$4,578,277

Trimble, Inc.(1)	3,200	133,408

		$83,911,867

Energy Equipment & Services — 0.4%

Apergy Corp.(1)	18,853	$636,854

Core Laboratories NV	16,652	627,281

Frank’s International NV(1)	1,500,000	7,755,000

Halliburton Co.	948,842	23,218,164

National Oilwell Varco, Inc.	5,400	135,270

Schlumberger, Ltd.	1,165,771	46,863,994

Transocean, Ltd.(1)	3,626	24,947

		$79,261,510

Entertainment — 2.3%

Activision Blizzard, Inc.	218,092	$12,959,027

Electronic Arts, Inc.(1)	56,410	6,064,639

Liberty Braves Group, Series A(1)	1,236	36,647

Liberty Braves Group, Series C(1)	2,473	73,052

Liberty Formula One, Series A(1)	3,091	135,324

Liberty Formula One, Series C(1)	6,183	284,202

Live Nation Entertainment, Inc.(1)	43,744	3,126,384

Madison Square Garden Co. (The), Class A(1)	1,000	294,190

Netflix, Inc.(1)	154,950	50,137,172

Spotify Technology SA(1)	32,417	4,847,962

Walt Disney Co. (The)	2,969,876	429,533,166

		$507,491,765

Equity Real Estate Investment Trusts (REITs) — 0.1%

American Tower Corp.	56,291	$12,936,798

AvalonBay Communities, Inc.	7,000	1,467,900

Host Hotels & Resorts, Inc.	222,765	4,132,291

Host Hotels & Resorts, Inc.(3)	306,221	5,677,276

ProLogis, Inc.	28,120	2,506,617

Public Storage	1,949	415,059

Simon Property Group, Inc.	25,563	3,807,864

		$30,943,805

Food & Staples Retailing — 1.8%

Costco Wholesale Corp.	892,315	$262,269,225

Kroger Co. (The)	226,899	6,577,802

Sprouts Farmers Market, Inc.(1)	1,529,238	29,590,755

Sysco Corp.	442,381	37,841,271

Walgreens Boots Alliance, Inc.	650,624	38,360,791

Walmart, Inc.	188,073	22,350,595

		$396,990,439

Security	Shares	Value

Food Products — 1.7%

Archer-Daniels-Midland Co.	307,441	$14,249,890

Campbell Soup Co.	749,720	37,051,162

Conagra Brands, Inc.	499,875	17,115,720

Flowers Foods, Inc.	261,924	5,694,228

General Mills, Inc.	89,945	4,817,454

Hain Celestial Group, Inc. (The)(1)	17,240	447,464

Hershey Co. (The)	557,464	81,936,059

Hormel Foods Corp.	289,691	13,067,961

JM Smucker Co. (The)	19,434	2,023,663

Kellogg Co.	67,139	4,643,333

Kraft Heinz Co. (The)	108,171	3,475,534

Lamb Weston Holdings, Inc.	115,108	9,902,741

McCormick & Co., Inc.	62,860	10,669,228

Mondelez International, Inc., Class A	853,758	47,024,991

Nestle SA	1,118,348	121,078,165

Tyson Foods, Inc., Class A	27,528	2,506,149

		$375,703,742

Health Care Equipment & Supplies — 2.6%

Abbott Laboratories	1,871,486	$162,557,274

ABIOMED, Inc.(1)	80,924	13,804,825

Alcon, Inc.(1)	22,924	1,296,811

Align Technology, Inc.(1)(3)	18,700	5,218,048

Avanos Medical, Inc.(1)	542	18,265

Baxter International, Inc.	34,115	2,852,696

Becton, Dickinson and Co.	60,652	16,495,524

Boston Scientific Corp.(1)	90,143	4,076,266

Danaher Corp.	145,360	22,309,853

DexCom, Inc.(1)	94,962	20,771,988

Edwards Lifesciences Corp.(1)	10,027	2,339,199

Hologic, Inc.(1)	154,947	8,089,783

IDEXX Laboratories, Inc.(1)	8,000	2,089,040

Integra LifeSciences Holdings Corp.(3)	520,000	30,298,024

Integra LifeSciences Holdings Corp.(3)	491,205	28,610,250

Intuitive Surgical, Inc.(1)	140,412	83,004,554

Medtronic PLC	537,489	60,978,127

Penumbra, Inc.(1)	75,462	12,396,143

ResMed, Inc.	21,305	3,301,636

Smith & Nephew PLC ADR	5,500	264,385

Stryker Corp.	272,171	57,139,580

Teleflex, Inc.	14,325	5,392,503

Varian Medical Systems, Inc.(1)	45,609	6,476,934

Zimmer Biomet Holdings, Inc.	151,526	22,680,412

		$572,462,120

30	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 1.2%

Acadia Healthcare Co., Inc.(1)	32,000	$1,063,040

Anthem, Inc.	144,301	43,583,231

Cardinal Health, Inc.	29,103	1,472,030

Centene Corp.(1)	61,728	3,880,839

Cigna Corp.(1)	30,693	6,276,411

Covetrus, Inc.(1)	10,538	139,102

CVS Health Corp.	1,226,354	91,105,839

DaVita, Inc.(1)	157,055	11,783,837

HCA Healthcare, Inc.	187,964	27,782,959

Henry Schein, Inc.(1)	26,346	1,757,805

Humana, Inc.	1,323	484,906

Laboratory Corp. of America Holdings(1)	550	93,043

McKesson Corp.	152,093	21,037,504

Molina Healthcare, Inc.(1)	151,406	20,544,280

UnitedHealth Group, Inc.	146,843	43,168,905

		$274,173,731

Health Care Technology — 0.0%(2)

Cerner Corp.	17,440	$1,279,922

		$1,279,922

Hotels, Restaurants & Leisure — 4.4%

Aramark	137,669	$5,974,835

Carnival Corp.	22,069	1,121,767

Chipotle Mexican Grill, Inc.(1)	121,117	101,388,252

Choice Hotels International, Inc.	30,002	3,103,107

Darden Restaurants, Inc.	66,089	7,204,362

Domino’s Pizza, Inc.	148	43,479

Dunkin’ Brands Group, Inc.	6,300	475,902

Hilton Worldwide Holdings, Inc.	106,201	11,778,753

Hyatt Hotels Corp., Class A	653,442	58,620,281

Hyatt Hotels Corp., Class A(3)	700,000	62,765,602

Marriott International, Inc., Class A	1,575,495	238,577,208

McDonald’s Corp.	82,073	16,218,445

MGM Resorts International	892,202	29,683,561

Royal Caribbean Cruises, Ltd.	1,900	253,669

Starbucks Corp.	4,050,857	356,151,347

Texas Roadhouse, Inc.	398,116	22,421,893

Texas Roadhouse, Inc.(3)	18,691	1,052,414

Yum China Holdings, Inc.	367,698	17,653,181

Yum! Brands, Inc.	334,327	33,676,759

		$968,164,817

Security	Shares	Value

Household Durables — 0.2%

D.R. Horton, Inc.	5,956	$314,179

Leggett & Platt, Inc.	92,079	4,680,376

Lennar Corp., Class A	8,589	479,180

Lennar Corp., Class B	21	939

Mohawk Industries, Inc.(1)	4,820	657,352

Newell Brands, Inc.	479,252	9,211,223

NVR, Inc.(1)	1,822	6,938,923

PulteGroup, Inc.	221,275	8,585,470

Tempur Sealy International, Inc.(1)	135,025	11,755,276

Toll Brothers, Inc.	2,223	87,831

Whirlpool Corp.	1,391	205,214

		$42,915,963

Household Products — 2.0%

Church & Dwight Co., Inc.	153,589	$10,803,450

Clorox Co. (The)	15,801	2,426,086

Colgate-Palmolive Co.	2,344,954	161,426,633

Energizer Holdings, Inc.	9,500	477,090

Kimberly-Clark Corp.	84,758	11,658,463

Procter & Gamble Co. (The)	2,101,487	262,475,726

		$449,267,448

Independent Power and Renewable Electricity Producers — 0.0%(2)

AES Corp. (The)	1,730	$34,427

NRG Energy, Inc.	461	18,325

		$52,752

Industrial Conglomerates — 1.3%

3M Co.	740,724	$130,678,528

Carlisle Cos., Inc.	55,809	9,032,128

General Electric Co.	5,452,756	60,852,757

Honeywell International, Inc.	392,987	69,558,699

Roper Technologies, Inc.	20,247	7,172,095

		$277,294,207

Insurance — 1.7%

Aegon NV ADR	5	$23

Aflac, Inc.	706,153	37,355,494

Alleghany Corp.(1)	3,985	3,186,286

Allstate Corp. (The)	38,758	4,358,337

American International Group, Inc.	160,299	8,228,148

Aon PLC	146,257	30,463,871

Arch Capital Group, Ltd.(1)	239,759	10,283,264

31	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Insurance (continued)

Arthur J. Gallagher & Co.	444,814	$42,359,637

Assurant, Inc.	11,200	1,468,096

Brighthouse Financial, Inc.(1)	936	36,719

Chubb, Ltd.	36,643	5,703,849

Cincinnati Financial Corp.	175,349	18,437,947

Fidelity National Financial, Inc.	57,521	2,608,577

Globe Life, Inc.	430,474	45,307,388

Hartford Financial Services Group, Inc.	83,487	5,073,505

Lincoln National Corp.	2,950	174,080

Markel Corp.(1)	6,362	7,272,848

Marsh & McLennan Cos., Inc.	225,062	25,074,157

MetLife, Inc.	16,911	861,954

Progressive Corp. (The)	1,313,661	95,095,920

Prudential Financial, Inc.	20,261	1,899,266

Reinsurance Group of America, Inc.	6,425	1,047,660

Travelers Cos., Inc. (The)	140,472	19,237,640

Trisura Group, Ltd.(1)	124	3,833

Willis Towers Watson PLC	101	20,396

WR Berkley Corp.	2,250	155,475

		$365,714,370

Interactive Media & Services — 7.5%

Alphabet, Inc., Class A(1)	302,144	$404,688,652

Alphabet, Inc., Class C(1)	383,896	513,276,630

Baidu, Inc. ADR(1)	72,500	9,164,000

CarGurus, Inc.(1)	37,803	1,329,909

Cars.com, Inc.(1)	400	4,888

Facebook, Inc., Class A(1)	3,401,272	698,111,078

IAC/InterActiveCorp.(1)	6,680	1,664,055

Pinterest, Inc., Class A(1)	385,406	7,183,968

Twitter, Inc.(1)	578,870	18,552,783

Yelp, Inc.(1)	149,508	5,207,364

		$1,659,183,327

Internet & Direct Marketing Retail — 4.3%

Alibaba Group Holding, Ltd. ADR(1)	223,541	$47,413,046

Altaba, Inc.(4)	114,070	1,791,355

Amazon.com, Inc.(1)	393,877	727,821,676

Booking Holdings, Inc.(1)	52,136	107,073,267

eBay, Inc.	1,344,516	48,550,472

eBay, Inc.(3)	171,429	6,186,897

Expedia Group, Inc.	2,670	288,734

Qurate Retail, Inc., Series A(1)	99,802	841,331

Trip.com Group, Ltd. ADR(1)	5,200	174,408

Wayfair, Inc., Class A(1)	60,453	5,463,138

		$945,604,324

Security	Shares	Value

IT Services — 3.3%

Accenture PLC, Class A	855,587	$180,160,955

Akamai Technologies, Inc.(1)	226,957	19,604,546

Alliance Data Systems Corp.	686	76,969

Automatic Data Processing, Inc.	233,798	39,862,559

Broadridge Financial Solutions, Inc.	74,456	9,198,294

CACI International, Inc., Class A(1)	13,584	3,395,864

Cognizant Technology Solutions Corp., Class A	11,990	743,620

Fidelity National Information Services, Inc.	18,757	2,608,911

Fiserv, Inc.(1)	670,623	77,544,138

Global Payments, Inc.	9,504	1,735,050

International Business Machines Corp.	534,177	71,601,085

Mastercard, Inc., Class A	82,613	24,667,416

Okta, Inc.(1)	183,039	21,117,209

Paychex, Inc.	46,165	3,926,795

PayPal Holdings, Inc.(1)	288,272	31,182,382

Sabre Corp.	157,290	3,529,588

Shopify, Inc., Class A(1)	12,524	4,979,292

Square, Inc., Class A(1)	234,588	14,675,825

Twilio, Inc., Class A(1)	516,605	50,771,939

VeriSign, Inc.(1)	19,370	3,732,212

Visa, Inc., Class A	863,250	162,204,675

Western Union Co. (The)	83,244	2,229,274

		$729,548,598

Leisure Products — 0.0%(2)

Hasbro, Inc.	786	$83,009

Mattel, Inc.(1)	3,941	53,401

Polaris Industries, Inc.	52,104	5,298,977

		$5,435,387

Life Sciences Tools & Services — 0.5%

Agilent Technologies, Inc.	660,825	$56,374,981

Illumina, Inc.(1)	115,595	38,347,485

IQVIA Holdings, Inc.(1)	34,269	5,294,903

Thermo Fisher Scientific, Inc.	52,843	17,167,106

		$117,184,475

Machinery — 1.6%

Caterpillar, Inc.	317,457	$46,882,050

Cummins, Inc.	1,178	210,815

Deere & Co.	183,142	31,731,183

Donaldson Co., Inc.	142,204	8,193,794

Dover Corp.	340,788	39,279,225

Fortive Corp.	29,955	2,288,262

Illinois Tool Works, Inc.	1,059,776	190,367,563

32	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Machinery (continued)

Ingersoll-Rand PLC	26,539	$3,527,564

Lincoln Electric Holdings, Inc.	53,660	5,190,532

Manitowoc Co., Inc. (The)(1)	11,435	200,113

Middleby Corp.(1)	2,000	219,040

PACCAR, Inc.	186,094	14,720,035

Parker-Hannifin Corp.	18,857	3,881,148

Pentair PLC	4	183

Snap-on, Inc.	29,674	5,026,776

Stanley Black & Decker, Inc.	288	47,733

Trinity Industries, Inc.	11,100	245,865

WABCO Holdings, Inc.(1)	3,080	417,340

Welbilt, Inc.(1)	45,741	714,017

Westinghouse Air Brake Technologies Corp.	14,082	1,095,580

Xylem, Inc.	100,950	7,953,850

		$362,192,668

Media — 0.7%

Comcast Corp., Class A	2,367,617	$106,471,736

Discovery, Inc., Class A(1)	24,623	806,157

Discovery, Inc., Class C(1)	207	6,311

Fox Corp., Class A	5,412	200,623

Interpublic Group of Cos., Inc. (The)	726	16,771

Liberty Broadband Corp., Series A(1)	3,091	385,015

Liberty Broadband Corp., Series C(1)	6,183	777,512

Liberty Global PLC, Class A(1)	8,854	201,340

Liberty Global PLC, Class C(1)	27,614	601,847

Liberty Latin America Ltd., Class A(1)	1,546	29,838

Liberty Latin America Ltd., Class C(1)	4,825	93,895

Liberty SiriusXM Group, Series A(1)	12,367	597,821

Liberty SiriusXM Group, Series C(1)	24,734	1,190,695

News Corp., Class A	24	339

Omnicom Group, Inc.	59,711	4,837,785

Sinclair Broadcast Group, Inc., Class A	2,500	83,350

Sirius XM Holdings, Inc.	53,280	380,952

TEGNA, Inc.	1,201	20,045

ViacomCBS, Inc., Class B	749,695	31,464,699

		$148,166,731

Metals & Mining — 0.1%

Alcoa Corp.(1)	5,862	$126,092

Cleveland-Cliffs, Inc.	527,743	4,433,041

Freeport-McMoRan, Inc.	58,282	764,660

Glencore PLC	598,405	1,863,264

Nucor Corp.	234,384	13,191,131

Sibanye Gold, Ltd.(1)	64	164

Security	Shares	Value

Metals & Mining (continued)

Southern Copper Corp.	12,126	$515,112

Steel Dynamics, Inc.	232,124	7,901,501

		$28,794,965

Multi-Utilities — 0.1%

Consolidated Edison, Inc.	52,125	$4,715,749

Dominion Energy, Inc.	13,510	1,118,898

DTE Energy Co.	77,124	10,016,094

Sempra Energy	66,344	10,049,789

WEC Energy Group, Inc.	10,221	942,683

		$26,843,213

Multiline Retail — 0.1%

Dollar Tree, Inc.(1)	139,458	$13,116,025

Nordstrom, Inc.	7,429	304,069

Target Corp.	36,405	4,667,485

		$18,087,579

Oil, Gas & Consumable Fuels — 2.5%

Antero Resources Corp.(1)	1,876,986	$5,349,410

California Resources Corp.(1)	275	2,483

Cheniere Energy, Inc.(1)	723,539	44,186,527

Chesapeake Energy Corp.(1)	284	235

Chevron Corp.	1,009,769	121,687,262

Concho Resources, Inc.	40,000	3,502,800

ConocoPhillips	287,973	18,726,884

Devon Energy Corp.	1,378,677	35,804,242

EOG Resources, Inc.	887,557	74,341,774

EQT Corp.	180,474	1,967,167

Equitrans Midstream Corp.	144,379	1,928,904

Exxon Mobil Corp.	2,633,340	183,754,465

Hess Corp.	164,190	10,969,534

HollyFrontier Corp.	8,000	405,680

Kinder Morgan, Inc.	112,332	2,378,069

Marathon Oil Corp.	123,481	1,676,872

Marathon Petroleum Corp.	171,145	10,311,486

Murphy Oil Corp.	145,312	3,894,362

Occidental Petroleum Corp.	27,827	1,146,751

Phillips 66	182,769	20,362,294

Pioneer Natural Resources Co.	21,266	3,219,034

Range Resources Corp.	664,831	3,224,430

Royal Dutch Shell PLC, Class A, ADR	39,498	2,329,592

Southwestern Energy Co.(1)	720	1,742

Valero Energy Corp.	28,568	2,675,393

33	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Williams Cos., Inc. (The)	20,025	$474,993

WPX Energy, Inc.(1)	666	9,151

		$554,331,536

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The), Class A	46,739	$9,653,473

Unilever NV — NY Shares	19,032	1,093,579

Unilever PLC ADR	18,708	1,069,536

		$11,816,588

Pharmaceuticals — 5.4%

Allergan PLC	14,939	$2,855,889

AstraZeneca PLC ADR	216,121	10,775,793

Bristol-Myers Squibb Co.	2,335,509	149,916,323

Catalent, Inc.(1)	45,943	2,586,591

Eli Lilly & Co.	2,034,871	267,443,095

GlaxoSmithKline PLC ADR	1,468	68,981

Johnson & Johnson	2,494,625	363,890,949

Mallinckrodt PLC(1)	6	21

Merck & Co., Inc.	2,264,830	205,986,288

Novartis AG ADR	125,516	11,885,110

Novo Nordisk A/S ADR	1,305,451	75,559,504

Pfizer, Inc.	2,113,994	82,826,285

Reata Pharmaceuticals, Inc., Class A(1)	4,694	959,594

Roche Holding AG ADR	35,808	1,455,953

Sanofi ADR	5,100	256,020

Takeda Pharmaceutical Co., Ltd. ADR(1)	31,905	629,486

Teva Pharmaceutical Industries, Ltd. ADR(1)	576,992	5,654,522

Zoetis, Inc.	23,920	3,165,812

		$1,185,916,216

Professional Services — 0.2%

Equifax, Inc.	12,654	$1,773,078

Nielsen Holdings PLC	72,356	1,468,827

On Assignment, Inc.(1)	228,139	16,191,025

Verisk Analytics, Inc.	102,837	15,357,678

		$34,790,608

Road & Rail — 1.2%

Canadian National Railway Co.	525,943	$47,571,544

Canadian Pacific Railway, Ltd.	942	240,163

CSX Corp.	657,876	47,603,907

Kansas City Southern	12,000	1,837,920

Lyft, Inc., Class A(1)	34,899	1,501,355

Security	Shares	Value

Road & Rail (continued)

Norfolk Southern Corp.	240,830	$46,752,328

Uber Technologies, Inc.(1)	1,331,274	39,592,089

Union Pacific Corp.	435,536	78,740,554

		$263,839,860

Semiconductors & Semiconductor Equipment — 5.8%

Analog Devices, Inc.	635,826	$75,561,562

Applied Materials, Inc.	195,223	11,916,412

ASML Holding NV — NY Shares	12,063	3,569,924

Broadcom, Inc.	89,633	28,325,821

Cypress Semiconductor Corp.	107,346	2,504,382

Intel Corp.	7,255,880	434,264,418

Lam Research Corp.	56,304	16,463,290

Lam Research Corp.(3)	21,452	6,267,860

Marvell Technology Group, Ltd.	95,391	2,533,585

Microchip Technology, Inc.	577,298	60,454,646

Micron Technology, Inc.(1)	231,291	12,438,830

NVIDIA Corp.	472,704	111,227,251

NVIDIA Corp.(3)	19,186	4,513,337

Qorvo, Inc.(1)	13,586	1,579,101

QUALCOMM, Inc.	4,033,637	355,887,792

Texas Instruments, Inc.	1,048,840	134,555,684

Xilinx, Inc.	105,444	10,309,260

		$1,272,373,155

Software — 7.1%

Adobe, Inc.(1)	397,445	$131,081,335

ANSYS, Inc.(1)	4,596	1,183,056

Autodesk, Inc.(1)	20,256	3,716,166

Box, Inc., Class A(1)	176,143	2,955,680

Cadence Design Systems, Inc.(1)	559,754	38,824,537

CDK Global, Inc.	3	164

Check Point Software Technologies, Ltd.(1)	151,500	16,810,440

Citrix Systems, Inc.	8,036	891,192

Coupa Software, Inc.(1)	28,188	4,122,495

Crowdstrike Holdings, Inc., Class A(1)	91,713	4,573,727

DocuSign, Inc.(1)	1,300,015	96,344,112

Dropbox, Inc., Class A(1)	1,713,027	30,680,314

Envestnet, Inc.(1)	41,786	2,909,559

FireEye, Inc.(1)	84,766	1,401,182

Fortinet, Inc.(1)	20,179	2,154,310

Guidewire Software, Inc.(1)	67,562	7,416,281

Intuit, Inc.	90,298	23,651,755

LogMeIn, Inc.	1,149	98,515

Manhattan Associates, Inc.(1)	56,873	4,535,622

34	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Software (continued)

Microsoft Corp.	3,990,114	$629,240,978

Nortonlifelock, Inc.	194,276	4,957,923

Nutanix, Inc., Class A(1)	18,402	575,247

Oracle Corp.	1,083,218	57,388,890

Palo Alto Networks, Inc.(1)	178,467	41,270,494

Paycom Software, Inc.(1)	550,825	145,836,427

Proofpoint, Inc.(1)	60,744	6,972,196

RingCentral, Inc., Class A(1)	5,988	1,009,996

salesforce.com, Inc.(1)	264,736	43,056,663

ServiceNow, Inc.(1)	172,409	48,674,509

Slack Technologies, Inc., Class A(1)	1,249,111	28,080,015

Smartsheet, Inc., Class A(1)	207,811	9,334,870

Splunk, Inc.(1)	411,122	61,573,742

Synopsys, Inc.(1)	18,742	2,608,886

Teradata Corp.(1)	200	5,354

Tyler Technologies, Inc.(1)	232,333	69,704,547

Workday, Inc., Class A(1)	178,366	29,332,289

Workday, Inc., Class A(1)(3)	23,896	3,927,732

		$1,556,901,200

Specialty Retail — 2.2%

Advance Auto Parts, Inc.	78,893	$12,635,503

AutoNation, Inc.(1)	13,540	658,450

AutoZone, Inc.(1)	2,475	2,948,492

Bed Bath & Beyond, Inc.	22,000	380,600

Best Buy Co., Inc.	311,979	27,391,756

Burlington Stores, Inc.(1)	17,552	4,002,383

CarMax, Inc.(1)	6,276	550,217

Dick’s Sporting Goods, Inc.	35,000	1,732,150

Gap, Inc. (The)	154,138	2,725,160

GNC Holdings, Inc., Class A(1)	900	2,430

Home Depot, Inc. (The)	46,138	10,075,617

Home Depot, Inc. (The)(3)	11,095	2,422,926

L Brands, Inc.	307,212	5,566,682

Lowe’s Cos., Inc.	996,668	119,360,960

O’Reilly Automotive, Inc.(1)	158,453	69,443,612

Ross Stores, Inc.	429,074	49,952,795

Ross Stores, Inc.(3)	60,000	6,985,200

Ross Stores, Inc.(3)	50,000	5,821,000

Ross Stores, Inc.(3)	15,000	1,745,863

Signet Jewelers, Ltd.	65,986	1,434,536

Tiffany & Co.	14,845	1,984,034

TJX Cos., Inc. (The)	1,863,356	113,776,517

Tractor Supply Co.	244,964	22,889,436

Ulta Beauty, Inc.(1)	101,010	25,569,671

		$490,055,990

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 3.9%

Apple, Inc.	2,750,413	$807,658,777

Dell Technologies, Class C(1)	2,415	124,107

Hewlett Packard Enterprise Co.	381,616	6,052,430

NetApp, Inc.	480,220	29,893,695

Pure Storage, Inc., Class A(1)	1,300,000	22,243,000

		$865,972,009

Textiles, Apparel & Luxury Goods — 1.5%

Hanesbrands, Inc.	221,909	$3,295,349

Kontoor Brands, Inc.(1)	37,542	1,576,389

Lululemon Athletica, Inc.(1)	1,000	231,670

NIKE, Inc., Class B	2,884,108	292,188,981

Skechers U.S.A., Inc., Class A(3)	100,000	4,317,920

Under Armour, Inc., Class A(1)	2,400	51,840

VF Corp.	273,527	27,259,701

		$328,921,850

Thrifts & Mortgage Finance — 0.0%(2)

Essent Group, Ltd.	96,312	$5,007,261

		$5,007,261

Tobacco — 0.6%

Altria Group, Inc.	723,883	$36,129,000

British American Tobacco PLC ADR	3,399	144,322

Philip Morris International, Inc.	1,015,074	86,372,647

		$122,645,969

Trading Companies & Distributors — 0.2%

Fastenal Co.	1,011,228	$37,364,875

NOW, Inc.(1)	944	10,610

United Rentals, Inc.(1)	15,200	2,534,904

W.W. Grainger, Inc.	8,210	2,779,249

		$42,689,638

Water Utilities — 0.0%(2)

American Water Works Co., Inc.	1,900	$233,415

		$233,415

Wireless Telecommunication Services — 0.0%(2)

America Movil SAB de CV, Series L, ADR	270,852	$4,333,632

Sprint Corp.(1)	1	5

35	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Wireless Telecommunication Services (continued)

Vodafone Group PLC ADR	5	$97

		$4,333,734

Total Common Stocks (identified cost $11,357,609,539)		$21,639,606,485

Rights — 0.0%(2)
Security	Shares	Value

Pharmaceuticals — 0.0%(2)

Bristol-Myers Squibb Co. CVR, Exp. 3/31/21(1)	237,107	$713,692

Sanofi CVR, Exp. 12/31/20(1)	6,984	6,008

Total Rights (identified cost $521,478)		$719,700

Short-Term Investments — 1.6%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.78%(5)	346,625,190	$346,625,190

Total Short-Term Investments (identified cost $346,614,645)		$346,625,190

Total Investments — 99.9% (identified cost $11,704,745,662)		$21,986,951,375

Other Assets, Less Liabilities — 0.1%		$26,401,207

Net Assets — 100.0%		$22,013,352,582

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

(3)	Restricted security (see Note 5).

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

Abbreviations:

ADR	–	American Depositary Receipt

CVR	–	Contingent Value Rights

36	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value (identified cost, $11,358,131,017)	$21,640,326,185

Affiliated investment fund, at value (identified cost, $346,614,645)	346,625,190

Cash	11,253

Dividends and interest receivable	16,221,716

Dividends receivable from affiliated investment	453,557

Receivable for investments sold	17,079,700

Tax reclaims receivable	2,568,954

Total assets	$22,023,286,555

Liabilities

Payable to affiliates:

Investment adviser fee	$7,712,184

Trustees’ fees	27,125

Accrued expenses	2,194,664

Total liabilities	$9,933,973

Commitments and contingencies (Note 9)

Net Assets applicable to investors’ interest in Portfolio	$22,013,352,582

37	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends (net of foreign taxes, $6,179,445)	$322,111,567

Dividends from affiliated investment	5,406,740

Total investment income	$327,518,307

Expenses

Investment adviser fee	$81,541,698

Trustees’ fees and expenses	110,250

Custodian fee	2,369,374

Professional fees	403,955

Miscellaneous	545,959

Total expenses	$84,971,236

Net investment income	$242,547,071

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions(1)	$489,531,799

Investment transactions — affiliated investment	(4,227)

Foreign currency transactions	(79,171)

Net realized gain	$489,448,401

Change in unrealized appreciation (depreciation) —

Investments	$4,080,943,063

Investments — affiliated investment	23,296

Foreign currency	99,904

Net change in unrealized appreciation (depreciation)	$4,081,066,263

Net realized and unrealized gain	$4,570,514,664

Net increase in net assets from operations	$4,813,061,735

(1)	Includes $499,998,800 of net realized gains from redeptions in-kind.

38	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$242,547,071	$214,584,213

Net realized gain	489,448,401	462,326,236

Net change in unrealized appreciation (depreciation)	4,081,066,263	(1,556,354,108)

Net increase (decrease) in net assets from operations	$4,813,061,735	$(879,443,659)

Capital transactions —

Contributions	$2,251,431,385	$1,599,259,969

Withdrawals	(1,067,186,292)	(928,460,409)

Net increase in net assets from capital transactions	$1,184,245,093	$670,799,560

Net increase (decrease) in net assets	$5,997,306,828	$(208,644,099)

Net Assets

At beginning of year	$16,016,045,754	$16,224,689,853

At end of year	$22,013,352,582	$16,016,045,754

39	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2019		2018		2017		2016		2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.45%		0.46%		0.46%		0.47%		0.47%

Net investment income	1.28%		1.25%		1.33%		1.48%		1.44%

Portfolio Turnover	1	%(2)	1	%(2)	0	%(2)(3)	1	%(2)	9%

Total Return	29.87%		(5.02)%		22.76%		9.06%		2.53%

Net assets, end of year (000’s omitted)	$22,013,353		$16,016,046		$16,224,690		$12,577,024		$11,055,385

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 6%, 6%, 5% and 6% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

(3)	Amount is less than 0.5%.

40	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2019, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 4.7%, 8.0%, 4.2%, and 0.8% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an aggregate interest of 82.3% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

41

Tax-Managed Growth Portfolio

December 31, 2019

Notes to Financial Statements — continued

As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Under the investment advisory agreement, BMR receives a monthly advisory fee at a rate of 0.625% annually of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)

$500 million but less than $1 billion	0.5625%

$1 billion but less than $1.5 billion	0.5000%

$1.5 billion but less than $7 billion	0.4375%

$7 billion but less than $10 billion	0.4250%

$10 billion but less than $15 billion	0.4125%

$15 billion but less than $20 billion	0.4000%

$20 billion but less than $25 billion	0.3900%

$25 billion and over	0.3800%

The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2019, the Portfolio’s investment adviser fee amounted to $81,541,698 or 0.43% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $206,905,515 and $121,317,923, respectively, for the year ended December 31, 2019. In addition, investors contributed securities with an aggregate market value of $2,162,578,875 and investments having an aggregate market value of $943,319,699 were distributed in payment for capital withdrawals during the year ended December 31, 2019.

42

Tax-Managed Growth Portfolio

December 31, 2019

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,366,069,163

Gross unrealized appreciation	$18,633,953,788

Gross unrealized depreciation	(13,071,576)

Net unrealized appreciation	$18,620,882,212

5  Restricted Securities

At December 31, 2019, the Portfolio owned the following securities (representing 1.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks	Date of Acquisition	Eligible for Resale	Shares	Cost	Value

Align Technology, Inc.	6/20/19	6/20/20	18,700	$5,547,577	$5,218,048

eBay, Inc.	12/19/19	12/19/20	171,429	6,105,513	6,186,897

FactSet Research Systems, Inc.	9/19/19	9/19/20	75,000	21,214,388	20,117,469

Home Depot, Inc. (The)	6/20/19	6/20/20	11,095	2,305,710	2,422,926

Host Hotels & Resorts, Inc.	12/19/19	12/19/20	306,221	5,665,033	5,677,276

Hyatt Hotels Corp., Class A	12/19/19	12/19/20	700,000	59,987,991	62,765,602

Integra LifeSciences Holdings Corp.	9/19/19	9/19/20	520,000	31,704,140	30,298,024

Integra LifeSciences Holdings Corp.	12/19/19	12/19/20	491,205	29,169,890	28,610,250

Lam Research Corp.	12/19/19	12/19/20	21,452	6,173,971	6,267,860

Lennox International, Inc.	6/20/19	6/20/20	25,181	6,827,920	6,143,409

Littelfuse, Inc.	12/19/19	12/19/20	52,675	10,000,112	10,071,185

NVIDIA Corp.	9/19/19	9/19/20	19,186	3,451,370	4,513,337

Ross Stores, Inc.	3/21/19	3/21/20	50,000	4,572,983	5,821,000

Ross Stores, Inc.	6/20/19	6/20/20	60,000	6,199,078	6,985,200

Ross Stores, Inc.	9/19/19	9/19/20	15,000	1,629,835	1,745,863

Skechers U.S.A., Inc., Class A	9/19/19	9/19/20	100,000	3,453,272	4,317,920

Texas Roadhouse, Inc.	9/19/19	9/19/20	18,691	1,000,029	1,052,414

Workday, Inc., Class A	12/19/19	12/19/20	23,986	3,856,797	3,927,732

Total Restricted Securities				$208,865,609	$212,142,412

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

43

Tax-Managed Growth Portfolio

December 31, 2019

Notes to Financial Statements — continued

7  Investments in Affiliated Funds

At December 31, 2019, the value of the Portfolio’s investment in affiliated funds was $346,625,190, which represents 1.6% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.78%	$234,953,084	$421,039,355	$(309,386,318)	$(4,227)	$23,296	$346,625,190	$5,406,740	346,625,190

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2		Level 3*	Total

Common Stocks

Communication Services	$2,422,228,136		$—		$—	$2,422,228,136

Consumer Discretionary	2,895,994,406		76,068,696		1,791,355	2,973,854,457

Consumer Staples	1,766,750,075		121,078,165		—	1,887,828,240

Energy	633,593,046		—		—	633,593,046

Financials	3,497,898,744		37,924,133		—	3,535,822,877

Health Care	2,699,959,858		58,908,274		—	2,758,868,132

Industrials	2,179,419,867		—		—	2,179,419,867

Information Technology	4,783,266,266		24,780,114		—	4,808,046,380

Materials	337,552,958		1,863,428		—	339,416,386

Real Estate	25,266,529		5,677,276		—	30,943,805

Utilities	69,585,159		—		—	69,585,159

Total Common Stocks	$21,311,515,044	$	326,300,086	**	$1,791,355	$21,639,606,485

Rights	$719,700		$—		$—	$719,700

Short-Term Investments	—		346,625,190		—	346,625,190

Total Investments	$21,312,234,744		$672,925,276		$1,791,355	$21,986,951,375

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

44

Tax-Managed Growth Portfolio

December 31, 2019

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019, is not presented.

9  Legal Proceedings

In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the LBO (the “SLFC actions”). The Portfolio has been named as a defendant in one of the SLFC actions filed in United States District Court — District of Massachusetts by Deutsche Bank Trust Co. Americas seeking to recover the proceeds received in connection with the LBO from former shareholders. The FitzSimons action and the SLFC actions are now part of a multi-district litigation proceeding in the Southern District of New York. The value of the proceeds received by the Portfolio is approximately $48,237,000 (equal to 0.2% of net assets at December 31, 2019).

The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

45

Tax-Managed Growth Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

46

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

47

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

48

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

49

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

50

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

51

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

52

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

53

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Investment Adviser of Tax-Managed Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4966    12.31.19

Parametric

Commodity Strategy Fund

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/ppafunddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by enrolling at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-260-0761. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser and sub-adviser are registered with the CFTC as commodity pool operators and commodity trading advisors. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report December 31, 2019

Parametric

Commodity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Management and Organization	23

Important Notices	26

Parametric

Commodity Strategy Fund

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The commodity asset class, as measured by the Bloomberg Commodity Index Total Return (the Index),2 found strength in 2019, finishing the 12-month period ended December 31, 2019, up 7.69%. Commodity prices whipsawed for much of 2019, but benefited overall from the strong months that started and ended the year.

Despite headline strengths, results by Index commodity were more dispersed, as idiosyncratic risks for some commodities dominated the major macroeconomic themes of global trade and monetary policy.

Precious metals was the best performing sector during the period, as the previously hawkish U.S. Federal Reserve reverted to a more dovish stance and delivered three interest-rate cuts during the period. A pickup in global volatility following a recession warning in the U.S. further lifted the sector.

The energy sector experienced similar strengths, led by increasing crude oil prices. This was partially due to an agreement by members of Organization of the Petroleum Exporting Countries (OPEC+) to further cut production, in addition to falling rig counts in North American oilfields. Gasoline and gas oil prices broadly mirrored the increase in the price of crude oil, one of the main inputs in producing both commodities. Natural gas was the sole detractor, tumbling due to a combination of record supply and limited demand caused by abnormally warm weather across much of the U.S.

Industrial metals and agriculture also increased during 2019, although results within each sector varied. Nickel benefited for much of the year as consumers drew down stocks ahead of a planned 2020 Indonesian export ban. Meanwhile, aluminum and zinc struggled against uncertainties over global trade and a slowdown in manufacturing. Within agriculture, coffee prices rebounded as supply concerns were eased, while the price of grains broadly fell as the effects of restricted trade between the U.S. and China were realized.

Fund Performance

For the 12-month period ended December 31, 2019, Parametric Commodity Strategy Fund (the Fund) returned 9.18% for Investor Class shares at net asset value (NAV), outperforming its benchmark, the Index, which returned 7.69%.

An overweight exposure to gasoline contributed to the Fund’s relative performance versus the Index. Gasoline prices climbed in response to multiple supply shocks, as well as robust demand throughout the year. An out-of-Index exposure to palladium also aided relative results, as prices soared amid a growing supply deficit during the period. Finally, the Fund’s underweight exposure to natural gas contributed to relative performance, as did the ownership of longer-dated contracts.

A main detractor from the Fund’s relative performance versus the Index was its underweight position in crude oil, as production cuts levied by OPEC+ boosted prices. An underweight exposure to gold also weighed on relative results, as easing monetary policies and a rise in global volatility supported prices. Additionally, an overweight exposure to aluminum hurt relative performance, as prices were pressured by weakness in global manufacturing during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and prin-cipal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

Commodity Strategy Fund

December 31, 2019

Performance2,3

Portfolio Managers Thomas C. Seto and Gregory J. Liebl, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Investor Class at NAV	01/03/2012	05/25/2011	9.18%	–1.43%	–5.35%
Institutional Class at NAV	05/25/2011	05/25/2011	9.58	–1.18	–5.12
Bloomberg Commodity Index Total Return	—	—	7.69%	–3.92%	–7.27%

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class
Gross				0.98%	0.73%
Net				0.90	0.65

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Institutional Class	$50,000	05/25/2011	$31,796	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and prin-cipal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

Commodity Strategy Fund

December 31, 2019

Fund Profile

Commodity Exposure (% of net assets)5

Agriculture	26.09%

Soybean	3.62

Corn	3.59

Soybean Oil	3.59

Coffee	3.56

Cocoa	1.84

Wheat	1.84

Cotton	1.82

Soybean Meal	1.79

Sugar	1.73

Kansas Wheat	0.92

Robusta Coffee	0.91

White Sugar	0.88

Energy	25.10%

Natural Gas	7.33

RBOB Gasoline	7.07

Heating Oil	3.57

Gasoil	3.56

Brent Crude Oil	1.79

WTI Crude Oil	1.78

Industrial Metals	24.26%

Aluminum	7.20

Copper	3.61

Zinc	3.61

New York Copper	3.57

Nickel	3.57

Lead	1.80

Tin	0.90

Precious Metals	18.21%

Silver	7.26

Gold	7.25

Platinum	1.86

Palladium	1.84

Livestock	6.30%

Live Cattle	3.60

Lean Hogs	1.79

Feeder Cattle	0.91

Asset Allocation (% of net assets)6

*	Short-Term Investments are held as collateral for the Fund’s futures contracts positions.

See Endnotes and Additional Disclosures in this report.

4

Parametric

Commodity Strategy Fund

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Investor Class is linked to Institutional Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.
[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

5

Parametric

Commodity Strategy Fund

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 - 12/31/19)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,042.70	$4.63	**	0.90%
Institutional Class	$1,000.00	$1,044.80	$3.35	**	0.65%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,020.70	$4.58	**	0.90%
Institutional Class	$1,000.00	$1,021.90	$3.31	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Parametric

Commodity Strategy Fund

December 31, 2019

Consolidated Portfolio of Investments

Short-Term Investments — 100.5%

U.S. Treasury Obligations — 95.2%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 1/2/20(1)	$58,400	$58,400,000

U.S. Treasury Bill, 0.00%, 1/30/20	26,000	25,970,674

U.S. Treasury Bill, 0.00%, 5/21/20(1)	6,000	5,964,504

U.S. Treasury Bill, 0.00%, 6/18/20	22,100	21,941,673

U.S. Treasury Bill, 0.00%, 7/16/20(1)	52,800	52,359,816

U.S. Treasury Bill, 0.00%, 8/13/20(1)	42,400	41,998,331

U.S. Treasury Bill, 0.00%, 9/10/20(1)	20,800	20,579,416

U.S. Treasury Bill, 0.00%, 10/8/20	29,500	29,154,113

U.S. Treasury Bill, 0.00%, 11/5/20	70,100	69,199,584

Total U.S. Treasury Obligations (identified cost $325,295,711)		$325,568,111

Other — 5.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.78%(2)	18,055,234	$18,055,234

Total Other (identified cost $18,054,905)		$18,055,234

Total Short-Term Investments (identified cost $343,350,616)		$343,623,345

Total Investments — 100.5% (identified cost $343,350,616)		$343,623,345

Other Assets, Less Liabilities — (0.5)%		$(1,683,815)

Net Assets — 100.0%		$341,939,530

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been pledged as collateral for open futures contracts.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures

Brent Crude Oil	94	Long	2/28/20	$6,137,260	$340,533

Cocoa	248	Long	3/16/20	6,299,200	43,634

Coffee	250	Long	3/19/20	12,159,375	2,219,888

Copper	175	Long	3/27/20	12,236,875	999,118

Corn	634	Long	3/13/20	12,291,675	(367,837)

Cotton No. 2	180	Long	3/9/20	6,214,500	584,453

Feeder Cattle	43	Long	3/26/20	3,100,838	4,212

Gold	162	Long	4/28/20	24,774,660	709,553

Hard Red Winter Wheat	129	Long	3/13/20	3,134,700	422,475

Lean Hogs	196	Long	4/15/20	6,109,320	243,429

Live Cattle	242	Long	4/30/20	12,310,540	195,630

LME Copper	83	Long	1/13/20	12,778,888	1,023,463

LME Copper	80	Long	2/17/20	12,337,000	516,500

LME Copper	82	Long	3/16/20	12,658,750	578,675

LME Lead	115	Long	1/13/20	5,511,375	(617,462)

LME Lead	122	Long	2/17/20	5,873,538	(551,319)

LME Lead	129	Long	3/16/20	6,219,413	20,937

LME Nickel	119	Long	1/13/20	9,973,152	(2,538,522)

7	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2019

Consolidated Portfolio of Investments — continued

Futures Contracts (continued)

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures (continued)

LME Nickel	136	Long	2/17/20	$11,424,000	$(1,702,644)

LME Nickel	153	Long	3/16/20	12,874,950	780,018

LME Primary Aluminum	561	Long	1/13/20	25,094,231	1,035,375

LME Primary Aluminum	530	Long	2/17/20	23,863,250	(159,744)

LME Primary Aluminum	555	Long	3/16/20	25,113,750	650,560

LME Tin	36	Long	1/13/20	3,095,640	131,310

LME Tin	36	Long	2/17/20	3,093,840	112,320

LME Tin	38	Long	3/16/20	3,264,200	74,045

LME Zinc	198	Long	1/13/20	11,290,950	(61,875)

LME Zinc	207	Long	2/17/20	11,787,356	(939,744)

LME Zinc	221	Long	3/16/20	12,567,994	160,741

Low Sulphur Gasoil	199	Long	3/12/20	12,163,875	657,846

Natural Gas	922	Long	12/29/20	25,078,400	46,767

NY Harbor ULSD	144	Long	2/28/20	12,195,792	609,348

Palladium	33	Long	3/27/20	6,300,690	487,808

Platinum	130	Long	4/28/20	6,355,700	447,540

RBOB Gasoline	338	Long	2/28/20	24,175,788	1,066,538

Robusta Coffee	225	Long	3/25/20	3,109,500	22,710

Silver	277	Long	3/27/20	24,820,585	230,456

Soybean	259	Long	3/13/20	12,373,725	135,813

Soybean Meal	201	Long	3/13/20	6,124,470	(78,421)

Soybean Oil	589	Long	3/13/20	12,287,718	975,703

Sugar No. 11	394	Long	2/28/20	5,921,978	295,886

Wheat	225	Long	3/13/20	6,285,938	691,276

White Sugar	167	Long	2/14/20	2,999,320	175,038

WTI Crude Oil	100	Long	2/20/20	6,077,000	264,917

LME Copper	83	Short	1/13/20	(12,778,888)	(524,394)

LME Copper	80	Short	2/17/20	(12,337,000)	(573,500)

LME Copper	2	Short	3/16/20	(308,750)	(9,175)

LME Lead	115	Short	1/13/20	(5,511,375)	588,669

LME Lead	122	Short	2/17/20	(5,873,538)	(19,825)

LME Lead	1	Short	3/16/20	(48,213)	(931)

LME Nickel	119	Short	1/13/20	(9,973,152)	1,646,484

LME Nickel	136	Short	2/17/20	(11,424,000)	(717,264)

LME Nickel	8	Short	3/16/20	(673,200)	5,076

LME Primary Aluminum	561	Short	1/13/20	(25,094,231)	236,800

LME Primary Aluminum	530	Short	2/17/20	(23,863,250)	(606,188)

LME Primary Aluminum	11	Short	3/16/20	(497,750)	(1,237)

LME Tin	36	Short	1/13/20	(3,095,640)	(113,400)

LME Tin	36	Short	2/17/20	(3,093,840)	(77,400)

LME Tin	2	Short	3/16/20	(171,800)	50

LME Zinc	198	Short	1/13/20	(11,290,950)	1,029,500

LME Zinc	207	Short	2/17/20	(11,787,356)	(155,250)

LME Zinc	4	Short	3/16/20	(227,475)	(3,950)

					$10,641,012

8	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2019

Consolidated Portfolio of Investments — continued

Abbreviations:

LME	–	London Metal Exchange

RBOB	–	Reformulated Blendstock for Oxygenate Blending

ULSD	–	Ultra-Low Sulfur Diesel

WTI	–	West Texas Intermediate

9	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2019

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value (identified cost, $325,295,711)	$325,568,111

Affiliated investment, at value (identified cost, $18,054,905)	18,055,234

Dividends receivable from affiliated investment	27,518

Receivable for Fund shares sold	958,775

Total assets	$344,609,638

Liabilities

Payable for Fund shares redeemed	$361,378

Payable for variation margin on open futures contracts	1,929,241

Payable to affiliates:

Investment adviser and administration fee	155,159

Distribution and service fees	2,043

Trustees’ fees	4,005

Other	10,820

Accrued expenses	207,462

Total liabilities	$2,670,108

Net Assets	$341,939,530

Sources of Net Assets

Paid-in capital	$357,775,810

Accumulated loss	(15,836,280)

Total	$341,939,530

Investor Class Shares

Net Assets	$9,699,704

Shares Outstanding	1,838,881

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$5.27

Institutional Class Shares

Net Assets	$332,239,826

Shares Outstanding	62,603,208

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$5.31

10	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2019

Consolidated Statement of Operations

Investment Income	Year Ended December 31, 2019

Interest	$7,044,347

Dividends from affiliated investment	404,800

Total investment income	$7,449,147

Expenses

Investment adviser and administration fee	$1,739,934

Distribution and service fees

Investor Class	41,151

Trustees’ fees and expenses	17,211

Custodian fee	133,969

Transfer and dividend disbursing agent fees	128,756

Legal and accounting services	96,117

Printing and postage	24,595

Registration fees	66,674

Miscellaneous	24,126

Total expenses	$2,272,533

Deduct —

Allocation of expenses to affiliates	$174,503

Total expense reductions	$174,503

Net expenses	$2,098,030

Net investment income	$5,351,117

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$13,301

Investment transactions — affiliated investment	4,853

Futures contracts	(2,260,187)

Net realized loss	$(2,242,033)

Change in unrealized appreciation (depreciation) —

Investments	$407,595

Investments — affiliated investment	(168)

Futures contracts	24,870,690

Net change in unrealized appreciation (depreciation)	$25,278,117

Net realized and unrealized gain	$23,036,084

Net increase in net assets from operations	$28,387,201

11	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2019

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$5,351,117	$3,611,220

Net realized loss	(2,242,033)	(14,923,214)

Net change in unrealized appreciation (depreciation)	25,278,117	(19,884,522)

Net increase (decrease) in net assets from operations	$28,387,201	$(31,196,516)

Distributions to shareholders —

Investor Class	$(107,065)	$(78,690)

Institutional Class	(5,051,252)	(2,602,206)

Total distributions to shareholders	$(5,158,317)	$(2,680,896)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Investor Class	$8,789,352	$28,263,399

Institutional Class	142,780,714	271,101,557

Net asset value of shares issued to shareholders in payment of distributions declared

Investor Class	107,065	78,690

Institutional Class	4,983,406	2,527,310

Cost of shares redeemed

Investor Class	(19,877,810)	(53,883,097)

Institutional Class	(106,981,195)	(178,895,214)

Net increase in net assets from Fund share transactions	$29,801,532	$69,192,645

Net increase in net assets	$53,030,416	$35,315,233

Net Assets

At beginning of year	$288,909,114	$253,593,881

At end of year	$341,939,530	$288,909,114

12	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2019

Consolidated Financial Highlights

	Investor Class

	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value — Beginning of year	$4.880	$5.420	$5.340		$5.000	$6.440

Income (Loss) From Operations

Net investment income (loss)(1)	$0.077	$0.043	$(0.000	)(2)	$(0.023)	$(0.042)

Net realized and unrealized gain (loss)	0.372	(0.563)	0.350		0.710	(1.398)

Total income (loss) from operations	$0.449	$(0.520)	$0.350		$0.687	$(1.440)

Less Distributions

From net investment income	$(0.059)	$(0.020)	$(0.270)		$(0.347)	$—

Total distributions	$(0.059)	$(0.020)	$(0.270)		$(0.347)	$—

Net asset value — End of year	$5.270	$4.880	$5.420		$5.340	$5.000

Total Return(3)(4)	9.18%	(9.60)%	6.70%		13.78%	(22.36)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,700	$19,709	$47,621		$31,373	$9,579

Ratios (as a percentage of average daily net assets):

Expenses(4)(5)	0.90%	0.90%	0.90%		0.94%	0.95%

Net investment income (loss)	1.51%	0.81%	(0.01)%		(0.43)%	(0.74)%

Portfolio Turnover	0%	0%	0%		0%	573	%(6)

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $(0.0005) per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(4)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.06%, 0.08%, 0.09%, 0.19% and 0.29% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Excluding the Fund’s investment in exchange-traded notes, which were used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

13	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2019

Consolidated Financial Highlights — continued

	Institutional Class

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$4.930	$5.480	$5.390	$5.040	$6.480

Income (Loss) From Operations

Net investment income (loss)(1)	$0.088	$0.064	$0.013	$(0.011)	$(0.030)

Net realized and unrealized gain (loss)	0.374	(0.571)	0.359	0.716	(1.410)

Total income (loss) from operations	$0.462	$(0.507)	$0.372	$0.705	$(1.440)

Less Distributions

From net investment income	$(0.082)	$(0.043)	$(0.282)	$(0.355)	$—

Total distributions	$(0.082)	$(0.043)	$(0.282)	$(0.355)	$—

Net asset value — End of year	$5.310	$4.930	$5.480	$5.390	$5.040

Total Return(2)(3)	9.58%	(9.44)%	7.06%	14.04%	(22.22)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$332,240	$269,200	$205,973	$123,822	$97,359

Ratios (as a percentage of average daily net assets):

Expenses(3)(4)	0.65%	0.65%	0.65%	0.69%	0.70%

Net investment income (loss)	1.70%	1.20%	0.24%	(0.20)%	(0.51)%

Portfolio Turnover	0%	0%	0%	0%	573	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.06%, 0.08%, 0.09%, 0.19% and 0.29% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Excluding the Fund’s investment in exchange-traded notes, which were used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

14	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2019

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Parametric Commodity Strategy Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers Investor Class and Institutional Class shares, which are offered at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSC Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2019 were $73,421,111 or 21.5% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of December 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

15

Parametric

Commodity Strategy Fund

December 31, 2019

Notes to Consolidated Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day (except for futures contracts traded on the London Metal Exchange, which make payments at contract expiration), depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$5,158,317	$2,680,896

During the year ended December 31, 2019, accumulated loss was decreased by $700,810 and paid-in capital was decreased by $700,810 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Funds’s investment in the Subsidiary. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(69,049)

Net unrealized depreciation	$(15,767,231)

At December 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $69,049 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2019, $35,267 are short-term and $33,782 are long-term.

16

Parametric

Commodity Strategy Fund

December 31, 2019

Notes to Consolidated Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund, including open derivative contracts and the Fund’s investment in the Subsidiary, at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$395,614,178

Gross unrealized appreciation	$236,388

Gross unrealized depreciation	(54,218,338)

Net unrealized depreciation	$(53,981,950)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Trust and EVM and the investment advisory agreement and subsequent fee reduction agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 0.55% of the Fund’s consolidated average daily net assets up to $1 billion and at reduced rates on consolidated net assets of $1 billion and over, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended December 31, 2019, the investment adviser and administration fee amounted to $1,739,934 or 0.55% of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. EVM and Parametric have agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90% and 0.65% of the Fund’s consolidated average daily net assets of Investor Class and Institutional Class, respectively. This agreement may be changed or terminated at any time after April 30, 2020. Pursuant to this agreement, EVM and Parametric were allocated $174,503 in total of the Fund’s operating expenses for the year ended December 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, EVM earned $2,881 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2019 amounted to $41,151 for Investor Class shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Purchases and Sales of Investments

There were no purchases and sales of investments, other than short-term obligations, for the year ended December 31, 2019.

17

Parametric

Commodity Strategy Fund

December 31, 2019

Notes to Consolidated Financial Statements — continued

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Investor Class	2019	2018

Sales	1,710,967	5,276,163

Issued to shareholders electing to receive payments of distributions in Fund shares	20,201	15,994

Redemptions	(3,927,543)	(10,045,466)

Net decrease	(2,196,375)	(4,753,309)

	Year Ended December 31,
Institutional Class	2019	2018

Sales	27,642,349	50,799,836

Issued to shareholders electing to receive payments of distributions in Fund shares	934,973	509,538

Redemptions	(20,632,315)	(34,262,286)

Net increase	7,945,007	17,047,088

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2019 is included in the Consolidated Portfolio of Investments. At December 31, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to commodity risk in the normal course of pursuing its investment objective. Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodities-linked derivative investments, including commodity futures contracts that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at December 31, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$20,461,094	(1)	$(9,820,082	)(1)

Total	$20,461,094		$(9,820,082)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

18

Parametric

Commodity Strategy Fund

December 31, 2019

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is commodity risk for the year ended December 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$(2,260,187	)(1)	$24,870,690	(2)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Futures contracts.

(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Futures contracts.

The average notional cost of futures contracts outstanding during the year ended December 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$452,739,000	$135,133,000

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

9  Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

10  Investments in Affiliated Funds

At December 31, 2019, the value of the Fund’s investment in affiliated funds was $18,055,234, which represents 5.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.78%	$19,731,789	$451,852,489	$(453,533,729)	$4,853	$(168)	$18,055,234	$404,800	18,055,234

19

Parametric

Commodity Strategy Fund

December 31, 2019

Notes to Consolidated Financial Statements — continued

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Short-Term Investments —

U.S. Treasury Obligations	$—	$325,568,111	$—	$325,568,111

Other	—	18,055,234	—	18,055,234

Total Investments	$—	$343,623,345	$—	$343,623,345

Futures Contracts	$20,461,094	$—	$—	$20,461,094

Total	$20,461,094	$343,623,345	$—	$364,084,439

Liability Description

Futures Contracts	$(9,820,082)	$—	$—	$(9,820,082)

Total	$(9,820,082)	$—	$—	$(9,820,082)

20

Parametric

Commodity Strategy Fund

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Commodity Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Parametric Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Parametric

Commodity Strategy Fund

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

22

Parametric

Commodity Strategy Fund

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

23

Parametric

Commodity Strategy Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

24

Parametric

Commodity Strategy Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

26

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5255  12.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Parametric Commodity Strategy Fund, Eaton Vance Stock Fund, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 33 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2018 and December 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Parametric Commodity Strategy Fund

Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$52,360	$52,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$38,072	$37,914
All Other Fees(3)	$0	$0

Total	$90,432	$90,864

Eaton Vance Stock Fund

Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$15,840	$16,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,615	$9,140
All Other Fees(3)	$0	$0

Total	$25,455	$25,190

Eaton Vance Tax-Managed Growth Fund 1.1

Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$18,560	$18,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,701	$8,212
All Other Fees(3)	$0	$0

Total	$27,261	$27,062

Eaton Vance Tax-Managed Growth Fund 1.2

Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$18,560	$18,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,701	$8,212
All Other Fees(3)	$0	$0

Total	$27,261	$27,062

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28/29, July 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	1/31/18	2/28/18	9/30/18	10/31/18	12/31/18	1/31/19	2/28/19	7/31/19	9/30/19	10/31/19	12/31/19
Audit Fees	$154,630	$25,850	$99,625	$621,075	$105,320	$191,680	$25,850	$37,050	$98,300	$661,708	$106,700
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$52,884	$9,890	$28,606	$430,938	$65,089	$85,957	$11,190	$16,000	$24,768	$345,480	$63,478
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$207,514	$35,740	$128,231	$1,052,013	$170,409	$277,637	$37,040	$53,050	$123,068	$1,007,188	$170,178

*	Information is not presented for the fiscal year ended 7/31/18, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	1/31/18	2/28/18	9/30/18	10/31/18	12/31/18	1/31/19	2/28/19	7/31/19	9/30/19	10/31/19	12/31/19
Registrant(1)	$52,884	$9,890	$28,606	$430,938	$65,089	$85,957	$11,190	$16,000	$24,768	$345,480	$63,478
Eaton Vance(2)	$148,018	$148,018	$126,485	$126,485	$126,485	$126,485	$126,485	$60,130	$59,903	$59,903	$59,903

*	Information is not presented for the fiscal year ended 7/31/18, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.\
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 24, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 24, 2020